                                                       Registration No. 33-57792
                                                                        811-7466

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 21


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                         Post-Effective Amendment No. 5


                                 VEL II ACCOUNT
            OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                           (Exact Name of Registrant)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                               (Name of Depositor)
                               440 Lincoln Street
                         Worcester, Massachusetts 01653
                            Telephone: (508) 855-1000
               (Address of Depositor's Principal Executive Office)


                   Samuel Ramos, Vice President and Secretary

             Allmerica Financial Life Insurance and Annuity Company
                               440 Lincoln Street
                         Worcester, Massachusetts 01653
               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:

             / / immediately upon filing pursuant to paragraph (b) of Rule 485 / / on (date) pursuant to paragraph (b) of Rule 485
             / / 60 days after filing pursuant to paragraph (a) (1) of Rule 485

             /X/ on May 1, 2006 pursuant to paragraph (a) (1) of Rule 485

             / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                         FLEXIBLE PREMIUM VARIABLE LIFE


Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant hereby declares that an indefinite amount of its securities is being registered under the Securities Act of 1933 ("1933

Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2005 and will be filed on or before March 30, 2006.

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                            WORCESTER, MASSACHUSETTS


This Prospectus provides important information about Vari-Exceptional Life, an individual or group flexible premium variable life insurance policy issued by Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial") to applicants who were Age 85 years old and under at the time of purchase.


The policies are funded through the VEL II Account of Allmerica Financial, a separate investment account referred to as the Separate Account, and a fixed-interest account of each Company that is referred to collectively as the General Account. The Separate Account is subdivided into Sub-Accounts. Each Sub-Account invests exclusively in shares of one of the following Underlying
Funds:


GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs CORE(SM) U.S. Equity Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund


AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
AIM V.I. Health Sciences Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
AllianceBernstein Large Cap Growth Portfolio

DELAWARE VIP TRUST
Delaware VIP International Value Equity Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small-Mid Cap Growth Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Large Cap Growth Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio


A STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2006 CONTAINING MORE INFORMATION ABOUT THE POLICY IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. A COPY MAY BE OBTAINED FREE OF CHARGE BY CALLING 1-800-533-7881. THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION CAN ALSO BE OBTAINED FROM THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE (http://www.sec.gov).


THE POLICIES ARE NOT SUITABLE FOR SHORT-TERM INVESTMENT. VARIABLE LIFE POLICIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY. THIS LIFE POLICY IS NOT: A BANK DEPOSIT OR OBLIGATION; OR FEDERALLY INSURED; OR ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.


                                DATED MAY 1, 2006


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                                TABLE OF CONTENTS

SUMMARY OF RISKS AND BENEFITS                                                                            4
   WHAT ARE THE POLICY'S BENEFITS?                                                                       4
   WHAT ARE THE POLICY'S RISKS?                                                                          5

SUMMARY OF RISKS AND BENEFITS: FEE TABLES                                                                6
   TRANSACTION FEES                                                                                      6
   PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES                                                   9
   ANNUAL FUND OPERATING EXPENSES                                                                       12

THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS                                                         13
   WHO IS THE COMPANY?                                                                                  13
   WHAT IS THE SEPARATE ACCOUNT?                                                                        13
   WHAT ARE THE FUNDS?                                                                                  13

THE POLICY                                                                                              17
   HOW DO I COMMUNICATE WITH THE COMPANY?                                                               17
   HOW DO I APPLY FOR A POLICY?                                                                         17
   CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?                                   18
   IS THERE A PAID-UP INSURANCE OPTION?                                                                 19
   DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?                                              19
   HOW DO I MAKE PAYMENTS?                                                                              20
   HOW DO I ALLOCATE MY NET PAYMENTS?                                                                   21
   CAN I MAKE TRANSFERS?                                                                                21
   IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?                                                21
   ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?                                                        22
   IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?                             23
   CAN I MAKE FUTURE CHANGES UNDER MY POLICY?                                                           24
   HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?                                                        24
   CAN I CONVERT MY POLICY INTO A FIXED POLICY?                                                         25
   CAN I MAKE POLICY LOANS?                                                                             25
   ARE POLICY LOANS PERMITTED IF THE POLICY WAS ISSUED IN CONNECTION WITH A TSA PLAN?                   26
   CAN I SURRENDER THE POLICY?                                                                          27
   CAN I MAKE PARTIAL WITHDRAWALS?                                                                      27
   WHAT IS THE POLICY VALUE?                                                                            28

THE DEATH BENEFIT                                                                                       30
   WHAT ARE THE SUM INSURED OPTIONS?                                                                    30
   CAN I CHANGE THE SUM INSURED OPTION?                                                                 31
   IS A GUARANTEED DEATH BENEFIT AVAILABLE?                                                             32
   WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?                                                         33

TERMINATION AND REINSTATEMENT                                                                           36
   WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?                                                   36
   WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?                                                 36

CHARGES AND DEDUCTIONS                                                                                  38
   WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?                                                             38
   WHAT IS THE MONTHLY DEDUCTION?                                                                       38
   WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE ACCOUNT?                    40
   HOW IS THE SURRENDER CHARGE CALCULATED?                                                              41
   WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?                                                          43
   WHAT ARE THE TRANSFER CHARGES?                                                                       43

   WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?                                               44
   ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?                                                          44
   DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?                                      44

FEDERAL TAX CONSIDERATIONS                                                                              45
   HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?                                                  45
   HOW ARE THE POLICIES TAXED?                                                                          45
   HOW ARE POLICY LOANS TAXED?                                                                          46
   WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?                                         47
   WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?                                  48
   CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?                       48

OTHER INFORMATION                                                                                       49
   ARE THERE OTHER IMPORTANT POLICY PROVISIONS?                                                         49
   CAN THE COMPANY DELAY PAYMENTS TO ME?                                                                50
   DO I HAVE ANY VOTING RIGHTS?                                                                         50
   WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?                                                    50
   ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?                              51
   MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?                                                     51
   WHAT IS MIXED AND SHARED FUNDING?                                                                    52
   WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE VARIABLE ACCOUNT?                   52

THE GENERAL ACCOUNT                                                                                     53

GLOSSARY OF SPECIAL TERMS                                                                               54

                          SUMMARY OF RISKS AND BENEFITS

This Summary is intended to provide only a very brief overview of the more significant aspects of the Policy. The remainder of this Prospectus offers a more complete presentation of the topics presented here, and will help you better understand the product. However, the Policy, together with its attached application, constitutes the entire agreement between you and the Company.

The Policy is a life insurance contract with death benefits, Policy Value, and other features traditionally associated with life insurance. The Policy is "variable" because the Policy Value will increase or decrease depending on the investment experience of the Sub-Accounts of the Separate Account. Under some circumstances, the Death Benefit may vary with the investment experience of the Sub-Accounts.

Unlike traditional insurance policies, the Policy has no fixed schedule for payments. Within limits, you may make payments of any amount and frequency. While you may establish a schedule of payments ("planned payments"), the Policy will not necessarily lapse if you fail to make planned payments, and making planned payments will not guarantee that the Policy will remain in force.

WHAT ARE THE POLICY'S BENEFITS?

While the Policy is in force, it will provide:

     -    Life insurance coverage on the named Insured

     -    Policy Value

     -    Surrender rights and partial withdrawal rights

     -    Loan privileges

Other benefits previously available through the policy included:

     - Waiver of Premium Rider - This Rider provides that, during periods of total disability, continuing more than four months, the Company will add to the Policy Value each month an amount selected by you or the amount needed to pay the Policy charges, whichever is greater. This value will be used to keep the Policy in force. This benefit is subject to the Company's maximum issue benefits. Its cost will change yearly.

     - Guaranteed Insurability Rider - This rider guarantees that insurance may be added at various option dates without Evidence of Insurability. This benefit may be exercised on the option dates even if the Insured is disabled.

     - Other Insured Rider - This Rider provides a term insurance benefit for up to five Insureds. At present this benefit is only available for the spouse and children of the primary Insured. The Rider includes a feature that allows the "Other Insured" to convert the coverage to a flexible premium adjustable life insurance Policy.

     - Children's Insurance Rider - This rider provides coverage for eligible minor children. It also covers future children, including adopted children and stepchildren.

     - Accidental Death Benefit Rider - This Rider pays an additional benefit for death resulting from a covered accident prior to the Policy anniversary nearest the Insured's Age 70.

     - Exchange Option Rider - This Rider allows you to use the Policy to insure a different person, subject to Company guidelines.

     - Living Benefits Rider - a This Rider permits part of the proceeds of the Policy to be available before death if the Insured becomes terminally ill or is permanently confined to a nursing home.

     - Guaranteed Death Benefit Rider - This Rider, WHICH IS AVAILABLE ONLY AT DATE OF ISSUE, (a) guarantees that the Policy will not lapse regardless of the performance of the Separate Account, and (b) provides a guaranteed net death benefit.

WHAT ARE THE POLICY'S RISKS?
There are certain risks associated with the Policy:

     - There is no guaranteed minimum Policy Value. The value of a Policy will vary up or down to reflect the investment experience of allocations to the Sub-Accounts and the fixed rates of interest earned by allocations to the General Account. The Policy Value will also be adjusted for other factors, including the amount of charges imposed. The Policy will terminate if Policy Value is insufficient to cover certain monthly charges plus loan interest accrued, or if Outstanding Loans exceed the Policy Value less surrender charges. The Policies are unsuitable as short-term savings vehicles.

     - The Policy Value may decrease to the point where the Policy will lapse and provide no further death benefit without additional premium payments, unless the optional Guaranteed Death Benefit is in effect. The Guaranteed Death Benefit may not be available in all states.

     - Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value, and will reduce the Death Benefit. In addition, if your Policy is a modified endowment contract for tax purposes, taking a Policy loan may have tax consequences.

     - Surrender of the Policy may be subject to a substantial surrender charge. Partial Withdrawals may be subject to surrender charges and a Partial Withdrawal Charge.

     - A Policy may be considered a "modified endowment contract" if total payments during the first seven Policy years (or within seven years of a material change in the Policy) exceed the total net level payments payable, if the Policy had provided paid-up future benefits after seven level annual payments. If the Policy is considered a modified endowment contract, all distributions (including Policy loans, partial withdrawals, surrenders and assignments) will be taxed on an "income-first" basis. In addition, a 10% additional penalty tax may be imposed on that part of a distribution that is includible in income.

     - Each Fund is subject to investment risks and other risks. We do not promise that the Funds will meet their investment objectives. Amounts that you have allocated to Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Funds in which those Sub-Accounts invest. Your bear the investment risk that those Funds possibly will not meet their investment objectives. A description of each Fund's investment policies and a comprehensive discussion of the risks of each Fund may by found in the Fund's prospectus.

                    SUMMARY OF RISKS AND BENEFITS: FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING, AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                                   TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------
                                                     WHEN CHARGE IS
                     CHARGE                            DEDUCTED                           AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE IMPOSED ON PREMIUMS (LOAD)               NA                               None

PREMIUM TAXES                                       When a premium payment      2.50% of each premium payment
                                                           is made

DEFERRED ACQUISITION COSTS                          When a premium payment      1.00% of each premium payment
("DAC TAX" CHARGE)                                         is made

SURRENDER CHARGE - DEFERRED ADMINISTRATIVE        Upon Surrender or a           $8.50 per thousand dollars of the
CHARGE (1)                                        Decrease in Face Amount       initial Face Amount or of an increase
                                                  for up to 15 years from       in Face Amount.
                                                  Date of Issue of the
                                                  Policy or from the date
                                                  of increase in Face
                                                  Amount, respectively

SURRENDER CHARGE - DEFERRED SALES CHARGE (1)

   Minimum and Maximum Charge                     Upon Surrender or a           The minimum charge is $7.68 and the
                                                  Decrease in Face Amount       maximum charge is $38.25 per $1,000
                                                  for up to 15 years from       of Face Amount.
                                                  Date of Issue of the
                                                  Policy or from the date of
                                                  increase in Face Amount,
                                                  respectively.

   Charge for a representative Policy owner                                     For a Male Standard Non-Smoker
                                                                                Age 45, the rate is $23.61
                                                                                per $1,000 of Face Amount.

PARTIAL WITHDRAWAL CHARGE(2)                      Upon Partial Withdrawals      5% of any withdrawals in excess of the
                                                  in excess of the Free 10%     Free 10% Withdrawal amount.
                                                  Withdrawal Amount

PARTIAL WITHDRAWAL TRANSACTION FEE                Upon any Partial              2% of the amount withdrawn, not to
                                                  Withdrawal                    exceed $25

ELECTING OPTIONAL GUARANTEED                      Upon election of the          $25 administrative fee
DEATH BENEFIT                                     Guaranteed Death Benefit

INCREASE IN FACE AMOUNT                           Upon increasing the Face      $40 administrative fee
                                                  Amount of the Policy

TRANSFER CHARGES                                  Upon the 13th transfer        Currently $10 per transfer, guaranteed
                                                  and each subsequent           not to exceed $25 per transfer.
                                                  transfers in a Policy
                                                  Year.

SPLIT OPTION RIDER/                               Upon adding the rider to      $20.00 (one-time fee)
EXCHANGE OPTION RIDER                             the contract

LIVING BENEFITS RIDER
   Minimum and Maximum Charge                     Upon exercising the rider     One-time fee of $150, plus an
                                                                                additional charge based on the present
                                                                                value of expected premiums associated
                                                                                with the benefit.  The minimum
                                                                                additional charge is $1.61 and the
                                                                                maximum additional charge is $850.00

   Charge for a representative Policy owner       Upon exercising the rider     Per $1,000 of original Face Amount: a
                                                                                representative charge is $13.10 (for a
                                                                                Male Standard, Age 45)

GUARANTEED DEATH BENEFIT RIDER                    Upon adding the rider         $25 (one-time fee)
                                                  (available only at issue)

PAID-UP INSURANCE OPTION                                     N/A                               None

CHANGING NET PAYMENT ALLOCATION                   Upon changing                 Currently there is no charge.  Any
                                                  allocations of Net            future charge is guaranteed not to
                                                  Payments                      exceed $25.

CHANGING MONTHLY DEDUCTION ALLOCATION             Upon changing allocation      Currently there is no charge.  Any
                                                  of the Monthly Deduction      future charge is guaranteed not to
                                                                                exceed $25.

PROVIDING A PROJECTION OF VALUES (3)              Upon requesting a             Currently there is no charge.  Any
                                                  projection of values          future charge is guaranteed not to
                                                                                exceed $25.

(1) SURRENDER CHARGES - At any time that the Policy is in effect, a Policyowner may elect to surrender the Policy and receive its Surrender Value. A surrender charge is calculated upon issuance of the Policy and upon each increase in Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above. The surrender charge is imposed only if, during its duration, you request a full surrender or a decrease in the Face Amount. The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b), where (a) is a DEFERRED ADMINISTRATIVE CHARGE, and (b) is a DEFERRED SALES CHARGE.

The DEFERRED ADMINISTRATIVE CHARGE is $8.50 per thousand dollars of the initial Face Amount or of an increase in the Face Amount. The charge is designed to reimburse the Company for administrative costs associated with product research and development, underwriting, Policy administration, decreasing the Face Amount, and surrendering a Policy. Because the maximum surrender charge reduces by 0.5% or more per month (depending on issue Age) after the 40th Policy month from the Date of Issue or the effective date of an increase in the Face Amount, in certain situations some or all of the deferred administrative charge may not be assessed upon surrender of the Policy.

The DEFERRED SALES CHARGE is equal to 49% of premiums received up to a maximum number of Guideline Annual Premiums that vary by issue Age. This maximum number varies from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 85). In accordance with state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 of the initial Face Amount. The deferred sales charge varies based on individual characteristics (sexes, issue ages and underwriting classes) of the Insureds. Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, the minimum is $7.68 (for a Female Standard Smoker Age 0) and the maximum is $38.25 (for a Male Standard Smoker Age 53) per $1000 of Face Amount.

The surrender charge shown in the table may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the front cover of this Prospectus or contact your agent.

(2) PARTIAL WITHDRAWALS - The Company will reduce the amount of the Policy's outstanding Surrender Charge by the amount of the Partial Withdrawal Charge. If no Surrender Charges apply to the Policy at the time of a withdrawal, no partial withdrawal charge will apply to that withdrawal.

(3) PROVIDING A PROJECTION OF VALUES - You may request a free personalized illustration of death benefits, cash surrender values and cash values once annually. The Company may in its discretion provide additional personalized illustrations upon request. We currently do not charge for personal illustrations, but we reserve the right to charge a fee, not to exceed $25, if you request more than one illustration annually.

                                      * * *

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE FUND FEES AND EXPENSES. THE SEPARATE ACCOUNT MORTALITY AND EXPENSE RISK FEES AND THE SEPARATE ACCOUNT ADMINISTRATIVE CHARGE ARE DEDUCTED FROM THE SEPARATE ACCOUNT ON A DAILY BASIS. ALL OF THE OTHER FEES ARE CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION.

                                 PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------
                                                         WHEN CHARGE IS
                     CHARGE                                 DEDUCTED                      AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE (1)
   Minimum and Maximum charge                               Monthly             Per $1,000 of original Face Amount,
                                                                                the minimum is $0.05 and the maximum
                                                                                is $83.33

   Charge for a representative Policy owner                 Monthly             Per $1,000 of original Face Amount: a
                                                                                representative charge is  $0.25 (for a
                                                                                Male Standard Non-Smoker Age 45)

MONTHLY ADMINISTRATIVE FEE                                  Monthly             $5.00

SEPARATE ACCOUNT MORTALITY AND EXPENSE RISK FEES             Daily              Annual rate of 0.65% of Separate
                                                                                Account assets (guaranteed not to
                                                                                exceed 0.90%)

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE                Daily for the first       Annual rate of 0.15% % of Separate
                                                        ten Policy years        Account assets (guaranteed not to
                                                                                exceed 0.25%)

MONTHLY CHARGES FOR OPTIONAL BENEFITS(2)                    Monthly             Varies depending upon the optional
                                                                                benefits selected, and by the
                                                                                individual characteristics of the
                                                                                Insureds

OTHER INSURED RIDER

   Minimum and Maximum charge                               Monthly             Per $1,000 of original Face Amount:
                                                                                the minimum is $0.06 and the maximum
                                                                                is $83.33

   Charge for a representative Policy owner                  Monthly            Per $1,000 of original Face Amount: a
                                                                                representative charge is $0.51 (for a
                                                                                Male Standard Non-Smoker Age 45)

WAIVER OF PREMIUM RIDER
   Minimum and Maximum charge                               Monthly             Per $1000 of the monthly benefit, the
                                                                                minimum is $0.01 and the maximum is
                                                                                $187.51

   Charge for a representative Policy owner                 Monthly             Per $1,000 of original Face Amount: a
                                                                                representative charge is $0.03 (for a
                                                                                Male Standard Non-Smoker Age 45)

GUARANTEED INSURABILITY RIDER
   Minimum and Maximum charge                               Monthly             Per $1,000 of original Face Amount:
                                                                                the minimum is $0.03 and the maximum
                                                                                is $1.71.

   Charge for a representative                              Monthly             Per $1,000 of original Face Amount: a
   Policy owner                                                                 representative charge is $0.38 (for a
                                                                                Male Standard Non-Smoker Age 45)

CHILDREN'S INSURANCE RIDER                                  Monthly             $0.40 per $1000 of benefit

ACCIDENTAL DEATH BENEFIT RIDER
   Minimum and Maximum charge                               Monthly             Per $1,000 of original Face Amount:
                                                                                the minimum is $0.07 and the maximum
                                                                                is $0.36.

   Charge for a representative                              Monthly             Per $1,000 of original Face Amount: a
   Policy owner                                                                 representative charge is $0.08 (for a
                                                                                Male Standard Non-Smoker Age 45)

LOAN INTEREST (3)                                  Paid in arrears annually     8% of the loan amount (3)
                                                   (accrues daily)

PAID-UP INSURANCE OPTION                                      N/A                                None

(1) COST OF INSURANCE - Charges vary based on individual characteristics such as the age, Policy year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate that the guaranteed rate shown in your Policy. We calculate a separate cost of insurance rate for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent. For more information about the calculation of the cost of insurance charges, see CHARGES AND DEDUCTIONS.

Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum Cost of Insurance Charge is $0.02 (for Female Preferred Non-Smoker Age 25) and the maximum is $83.33 (for a Male Sub-Standard Smoker Rated 500% & $5 Permanent Flat Extra Age 94).

(2) MONTHLY CHARGES FOR OPTIONAL BENEFITS - The charges for these benefits vary depending upon the optional benefits selected, and by the individual characteristics of the Insureds. The charges shown in the table may not be representative of the charge that a particular Policy owner will pay. You may obtain more information about the particular charges that apply to you by contacting us at the address or telephone number shown on the back cover of this Prospectus or contact your agent.

OTHER INSURED RIDER - Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum charge is $0.06 and the maximum charge is $83.33

GUARANTEED INSURABILITY RIDER - Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face
Amount: the minimum is $0.03 (for Female Preferred Smoker Age 6) and the maximum is $1.71 (for a Male Standard Smoker Age 65).

ACCIDENTAL DEATH BENEFIT RIDER -- Considering all possible combinations of sexes, issue ages and underwriting classes of the Insureds, per $1,000 of original Face Amount: the minimum is $0.07 (for Female Preferred Smoker Age 5) and the maximum is $0.36 (for a Male Sub-Standard Smoker Rated 300% Age 65).

(3) POLICY LOANS - Outstanding Policy loans are charged interest at an annual rate of 8.00%, which accrues daily and is payable in arrears. However, as long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year.

PREFERRED LOAN OPTION - A preferred loan option is available under the Policy. After the tenth Policy anniversary the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

                                      * * *

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSED CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                         ANNUAL FUND OPERATING EXPENSES

           TOTAL ANNUAL FUND OPERATING EXPENSES                       MINIMUM                       MAXIMUM
           ------------------------------------                       -------                       -------
Expenses that are deducted from Fund assets, including       Annual charge of X.XX%(1)     Annual charge of X.XX%(1)
management fees, distribution and/or service (12b-1) fees   of average daily net assets   of average daily net assets
and other expenses.


(1) (Insert relevant footnote(s) if any about fund with the minimum and maximum charges).

The table above shows the minimum and maximum expenses of the Funds during 2005. The levels of fees and expenses vary amount the Underlying Funds, and may vary from year to year. The Underlying Fund information is based on information provided by the Underlying Portfolio and is not independently verified by the Company.

                 THE COMPANY, THE SEPARATE ACCOUNT AND THE FUNDS

WHO IS THE COMPANY?


Unless otherwise specified, any reference to the "Company" refers to Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial").

Allmerica Financial is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, Allmerica Financial was a direct subsidiary of First Allmerica Financial Life Insurance Company, which in turn was a direct subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). Effective December 31, 2002, Allmerica Financial became a Massachusetts domiciled insurance company and a direct subsidiary of THG. On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 85 Broad Street, New York, NY 10004.

As of December 31, 2005, Allmerica Financial had over $X.XX billion in assets and over $X.XX billion of life insurance in force. Its principal office is located at 440 Lincoln Street, Worcester, MA 01653, telephone 508-855-1000.


Allmerica Financial and First Allmerica are subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, they are subject to the insurance laws and regulations of other states and jurisdictions in which they are licensed to operate.

WHAT IS THE SEPARATE ACCOUNT?


In this prospectus, "Separate Account" refers to the VEL II Account of Allmerica Financial. The Separate Account is a separate investment account compromised of sub-accounts. Each sub-account invests in a corresponding investment portfolio ("Fund") of a management investment company. The assets used to fund the variable portion of the Policy are set aside in the Separate Account, and are kept separate from the general assets of the Company. Under Massachusetts law, assets equal to the reserves and other liabilities of the Separate Account may not be charged with any liabilities arising out of any other business of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company, but the income, capital gains, or capital losses of each Sub-Account are allocated to such Sub-Account, without regard to other income, capital gains or capital losses of the Company, or the other Sub-Accounts. The Company is obligated to pay all amounts promised under the Policies.


The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the sub-accounts. The Company may also offer other variable life insurance policies investing in the Separate Account, which are not discussed in this Prospectus. In addition the Separate Account may invest in other underlying funds that are not available to the Policies described in this prospectus.

WHAT ARE THE FUNDS?

Each sub-account invests in a corresponding investment portfolio ("Fund") of an open-end management investment company. The Funds available through this policy are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Funds may manage publicly traded mutual funds with similar names and objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Funds is set forth below. Certain Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Policy will equal or exceed the aggregate amount of the purchase payments made under the Policy. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level. In some states, insurance regulations may restrict the availability of particular Funds.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.


GOLDMAN SACHS VARIABLE SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P.

GOLDMAN SACHS CAPITAL GROWTH FUND - seeks long-term growth of capital.

GOLDMAN SACHS CORE FIXED INCOME FUND - seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

GOLDMAN SACHS CORE(SM) U.S. EQUITY FUND - seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.

GOLDMAN SACHS EQUITY INDEX FUND - seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks.

GOLDMAN SACHS GOVERNMENT INCOME FUND - seeks a high level of current income, consistent with safety of principal.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND - seeks long-term growth of capital.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND - seeks long-term capital appreciation. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S.

GOLDMAN SACHS MID CAP VALUE FUND - seeks long-term capital appreciation.

GOLDMAN SACHS MONEY MARKET FUND - seeks to maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments.


AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
ADVISER: A I M ADVISORS, INC.

AIM V.I. HEALTH SCIENCES FUND -- seeks capital growth. The Fund normally invests at least 80% of its net assets in equity securities and equity-related instruments of companies that develop, produce, or distribute products or services related to health care. This Fund was formerly known as INVESCO VIF - Health Sciences Fund.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
ADVISER: ALLIANCE CAPITAL MANAGEMENT L.P.

ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO -- seeks to achieve long-term growth of capital by investing principally in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. This Portfolio was formerly known as AllianceBernstein Premier Growth Portfolio.

DELAWARE VIP TRUST
ADVISER:  DELAWARE MANAGEMENT COMPANY.

DELAWARE VIP INTERNATIONAL VALUE EQUITY SERIES -- seeks long-term growth without undue risk to principal. We invest primarily in equity securities, including common stocks, which provide the potential for capital appreciation and income. Our strategy would commonly be described as a value strategy. The sub-adviser is Mondrian Investment Partners Ltd.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

FIDELITY VIP ASSET MANAGER PORTFOLIO -- seeks to obtain high total return with reduced risk over the long term by allocating its assets among stocks, bonds and short-term instruments. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity Investments Money Management, Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield of securities comprising the Standard & Poor's 500(SM) (S&P 500(R)). The sub-adviser is
FMR Co., Inc.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The sub-adviser is FMR Co., Inc.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks high level of current income, while also considering growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP OVERSEAS PORTFOLIO -- seeks long-term growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited and Fidelity Investments Japan Limited.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
ADVISER: FRANKLIN ADVISERS, INC.

FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND -- seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies, primarily to predominantly equity securities. For this Fund, large-capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000 Index, at the time of purchase.

FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies, predominantly equity securities. For this Fund, large-cap companies are those that are similar in size to those in the Russell 2000(R) Index at the time of purchase. This Fund was formerly known as FT VIP Franklin Small Cap Fund.

JANUS ASPEN SERIES (SERVICE SHARES)
ADVISER:  JANUS CAPITAL

JANUS ASPEN LARGE CAP GROWTH PORTFOLIO -- seeks long-term growth of capital in a manner consistent with the preservation of capital. This Portfolio was formerly known as Janus Aspen Growth Portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC.
ADVISER:  T. ROWE PRICE INTERNATIONAL, INC.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The sub-adviser is T. Rowe Price Associates, Inc.

                                      * * *

If there is a material change in the investment policy of a fund, we will notify you of the change. If you have Policy Value allocated to that fund, you may without charge reallocate the Policy Value to another fund or to the Fixed Account. We must receive your written request within 60 days of the LATEST of the:

     -    Effective date of the change in the investment policy OR

     -    Receipt of the notice of your right to transfer.

                                   THE POLICY

As of the date of this Prospectus, the Company has effectively ceased issuing new Policies, except in connection with certain pre-existing contractual plans and programs. This Prospectus provides only a very brief overview of the more significant aspects of the Policy and of the Company's administrative procedures for the benefit of the Company's current Policyowners. The Policy together with its attached application constitutes the entire agreement between you and the Company.

HOW DO I COMMUNICATE WITH THE COMPANY?

You may contacting us at the address or telephone number shown on the back cover of this Prospectus or by contacting your agent.

EFFECTIVE DATE OF TRANSACTIONS
Once your Policy is in force, the effective date of payments, forms and requests you send is usually determined by the day and time we receive the item in good order at the mailing address that appears in this Prospectus. "Good order" means that we have received all information, letters, forms or other documents, completed to our satisfaction, which we believe are necessary to process the transaction. Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in good order before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request after the close of business on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective on the day that we receive them in good order, unless the transaction is scheduled to occur on another business day. Assignments, change of owner and change of beneficiary forms are effective as of the day you sign the assignment or form, once we receive them in good order.

WRITTEN REQUESTS
Whenever this Prospectus refers to a communication as a "written request," it means in writing, in form and substance reasonably satisfactory to us, and received at the mailing address indicated on the front cover of this Prospectus. We will process the transaction when the written request is received in good order. For some transactions, including assignments, loans, withdrawals, and surrender of the Policy, we require you to use Company forms. You may obtain Company forms by calling 1-800-533-7881. You may also obtain Company forms at our Company web site: http://www.allmerica.com/afs/account/forms.html.

TELEPHONE REQUESTS
You have the privilege to make telephone requests. The Company and our agents and affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, we may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among others things, requiring some form of personal identification prior to acting upon instructions received by telephone. All transfer instructions by telephone are tape recorded.

We cannot guarantee that you will always be able to reach us to complete a telephone transaction. We reserve the right to modify or discontinue the privilege to make requests by telephone at any time without prior notice. Under these circumstances, you should submit your request in writing or other form acceptable to us.

HOW DO I APPLY FOR A POLICY?

The Company is not currently issuing new Policies. The following is provided as general information concerning the Company's procedures for issuing policies.

Upon receipt at its Principal Office of a completed application from a prospective Policyowner, the Company will follow certain insurance underwriting procedures designed to determine whether the proposed Insured is insurable. This process may involve medical examinations, and may require that further information be provided by the proposed Policyowner before a determination of insurability can be made. The Company reserves the right to reject an application which does not meet its underwriting guidelines, but in underwriting insurance, the Company complies with all applicable federal and state prohibitions concerning unfair discrimination. If the application is approved and the Policy is issued and accepted by you, the initial premium held in the General Account will be credited with interest at a specified rate, beginning not later than the date of receipt of the premium at the Principal Office. IF A POLICY IS NOT ISSUED, THE PREMIUMS WILL BE RETURNED TO YOU WITHOUT INTEREST.

It is possible to obtain life insurance protection during the underwriting process through a Conditional Insurance Agreement. If at the time of application you make a payment equal to at least one minimum monthly payment for the Policy as applied for, the Company will provide conditional insurance, subject to the terms of the Conditional Insurance Agreement. This coverage generally will continue for a maximum of 90 days from the date of the application or the completion of a medical exam, should one be required. In no event will any insurance proceeds be paid under the Conditional Insurance Agreement if death is by suicide.

CAN I EXAMINE AND CANCEL THE POLICY OR AN INCREASE IN FACE AMOUNT?

Yes. The Policy provides for an initial "Free-Look" period. You may cancel the Policy by mailing or delivering the Policy to the Principal Office or an agent of the Company on or before the latest of:

     -    45 days after the application for the Policy is signed, or
     - 10 days after you receive the Policy (or longer if required by state law), or
     - 10 days after the Company mails or personally delivers a Notice of Withdrawal Rights to you; or
     - 60 days after you receive the Policy, if the Policy was purchased in New York as a replacement for an existing policy.

When you return the Policy, the Company will mail a refund to you within seven days. The refund of any premium paid by check, however, may be delayed until the check has cleared your bank.

Where required by state law, the refund will equal the premiums paid. In all other states or if the Policy was issued in New York as a replacement, the refund will equal the sum of:

(1) the difference between the premiums, including fees and charges paid, and any amounts allocated to the Separate Account, plus

(2)  the value of the amounts allocated to the Separate Account, plus

(3)  any fees or charges imposed on the amounts allocated to the Separate
     Account.

The amount refunded in (1) above includes any premiums allocated to the General Account.

FREE LOOK WITH FACE AMOUNT INCREASES
After an increase in the Face Amount, the Company will mail or personally deliver a notice of a "Free Look" with respect to the increase. You will have the right to cancel the increase before the latest of:

     -    45 days after the application for the increase is signed, or
     - 10 days after you receive the new specifications pages issued for the increase (or longer if required by state law), or
     - 10 days after the Company mails or delivers a Notice of Withdrawal Rights to you.

Upon canceling the increase, you will receive a credit to your Policy Value of charges which would not have been deducted but for the increase. The amount to be credited will be refunded if you so request. The Company also will waive any surrender charge calculated for the increase.

IS THERE A PAID-UP INSURANCE OPTION?

Upon Written Request, a Policyowner may exercise a paid-up insurance option. Paid-up life insurance is fixed insurance, usually having a reduced Face Amount, for the lifetime of the Insured with no further premiums due. If the Policyowner elects this option, certain Policyowner rights and benefits may be limited.

The paid-up fixed insurance will be in the amount that the Surrender Value of the Policy can purchase for a net single premium at the Insured's Age and Underwriting Class on the date this option is elected. The Company will transfer any Policy Value in the Separate Account to the General Account on the date it receives the Written Request to elect the option. If the Surrender Value exceeds the net single premium necessary for the fixed insurance, the Company will pay the excess to the Policyowner. The net single premium is based on the Commissioners 1980 Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Table B for unisex Policies) with increases in the tables for non-standard risks. Interest will not be less than 4.5%.

IF THE PAID-UP INSURANCE OPTION IS ELECTED, THE FOLLOWING POLICYOWNER RIGHTS AND BENEFITS WILL BE AFFECTED:

     - As described above, the paid-up insurance benefit is computed differently from the net death benefit, and the death benefit options will not apply.

     - The Company will transfer the Policy Value in the Separate Account to the General Account on the date it receives the written request to elect the option. The Company will not allow transfers of Policy Value from the General Account back to the Separate Account.

     -    The Policyowner may not make further premium payments.

     - The Policyowner may not increase or decrease the Face Amount or make partial withdrawals.

     -    Riders will continue only with the Company's consent.

After electing paid-up fixed insurance, the Policyowner may make Policy loans or surrender the Policy for its net cash value. The cash value is equal to the net single premium for paid-up insurance at the Insured's attained age. The net cash value is the cash value less any outstanding loans.

DOES THE COMPANY SUPPORT INCENTIVE FUNDING DISCOUNTING?

Yes. The Company will lower the cost of insurance charges by 5% during any Policy year for which you qualify for an incentive funding discount. To qualify, total premiums paid under the Policy, less any debt, withdrawals and withdrawal charges, and transfers from other policies issued by the Company, must exceed 90% of the guideline level premiums (as defined in Section 7702 of the Internal Revenue Code of 1986 (the "Code"), accumulated from the Date of Issue to the date of qualification. The incentive funding discount is not available in all states.

The amount needed to qualify for the incentive funding discount is determined on the Date of Issue for the first Policy year and on each Policy anniversary for each subsequent Policy year. If the Company receives the proceeds from a Policy issued by an unaffiliated company to be exchanged for the Policy, however, the qualification for the incentive funding discount for the first Policy year will be determined on the date the proceeds are received by the Company, and only insurance charges becoming due after the date such proceeds are received will be eligible for the incentive funding discount.

HOW DO I MAKE PAYMENTS?

Payments are payable to the Company, and may be mailed to the Principal Office or paid through one of the Company's authorized agents. All premium payments after the initial premium payment are credited to the Separate Account or the General Account as of date of receipt at the Principal Office. Payments received before the close of business (usually 4:00 p.m. Eastern time, or the close of the New York Stock Exchange, if earlier) on a business day will normally be credited to the Variable Account or the Fixed Account as of the end of that day. If we receive your payment after the close of business on a business day, your payment or request will be effective as of the end of the next business day.

PREMIUM FLEXIBILITY
Unlike conventional insurance policies, the Policy does not obligate you to pay premiums in accordance with a rigid and inflexible premium schedule. You may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums will not itself cause the Policy to lapse. However, if the optional Guaranteed Death Benefit rider is in effect, certain minimum premium payment tests must be met.

You also may make unscheduled premium payments at any time prior to the Final Premium Payment Date or skip planned premium payments, subject to the maximum and minimum premium limitations described below.

You also may elect to pay premiums by means of a monthly automatic payment procedure. Under this procedure, amounts will be deducted each month from your checking account, generally on the Monthly Payment Date, from your checking account and applied as a premium under a Policy. The minimum payment permitted under this procedure is $50.

Premiums are not limited as to frequency and number. No premium payment may be less than $100, however, without the Company's consent. Moreover, premium payments must be sufficient to provide a positive Surrender Value at the end of each Policy month, or the Policy may lapse.

MINIMUM MONTHLY FACTOR
The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

     - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

     -    Debt does not exceed Policy Value less surrender charges, then

     -    the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

In no event may the total of all premiums paid exceed the current maximum premium limitations set forth in the Policy, which are required by federal tax laws. These maximum premium limitations will change whenever there is any change in the Face Amount, the deletion of a rider, or a change in the Sum Insured Option. If a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will accept only that portion of the premiums that shall make total premiums equal the maximum. Any part of the premiums in excess of that amount will be returned, and no further premiums will be accepted until allowed by the current maximum premium limitation prescribed by Internal Revenue Service ("IRS") rules.

Notwithstanding the current maximum premium limitations, however, the Company will accept a premium that is needed in order to prevent a lapse of the Policy during a Policy year.

HOW DO I ALLOCATE MY NET PAYMENTS?

The Net Premium equals the premium paid less the 3.50% tax expense charge. In the application for a Policy, you indicate the initial allocation of Net Premiums among the General Account and the Sub-Accounts of the Separate Account. You may allocate premiums to one or more Sub-Accounts, but may not have Policy Value in more than 20 Sub-Accounts at any one time. The minimum amount that may be allocated to a Sub-Account is 1% of Net Premium paid. Allocation percentages must be in whole numbers (for example, 33?% may not be chosen) and must total 100%.

FUTURE CHANGES ALLOWED
You may change the allocation of future Net Premiums by written or telephone request. An allocation change will be effective as of the date of receipt of the request in good order at the Principal Office.

INVESTMENT RISK
The Policy Value in the Sub-Accounts will vary with their investment experience. You bear this investment risk. The investment performance may affect the Death Proceeds as well. Policyowners should periodically review their allocations of premiums and Policy Value in light of market conditions and overall financial planning requirements.

CAN I MAKE TRANSFERS?

Yes. Subject to the Company's then current rules, you may transfer the Policy Value among the Sub-Accounts or between a Sub-Account and the General Account. However, the Policy Value held in the General Account to secure a Policy loan may not be transferred. If we receive a transfer request after the close of business (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange, if earlier), it will be effected at the end of the next business day.

IS THE TRANSFER PRIVILEGE SUBJECT TO ANY LIMITATIONS?

Yes. The transfer privilege is subject to the Company's consent. The Company reserves the right to impose limitations on transfers including, but not limited to:

     -    the minimum or maximum amount that may be transferred,

     - the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account,

     -    the minimum period of time between transfers, and

     -    the maximum number of transfers in a period.

If you request a transfer from a Sub-Account that is higher than your Policy Value in the Sub-Account on the valuation date for the transfer request (for example, if you request a transfer of $100 from a Sub-Account and the Policy Value in the Sub-Account is only $98 on the valuation date), we will transfer all of the Policy Value in the Sub-Account.

Currently, transfers to and from the General Account are permitted only if:

     - there has been at least a 90-day period since the last transfer from the General Account, and

     - the amount transferred from the General Account in each transfer does not exceed the lesser of $100,000 or 25% of the Accumulated Value under the Policy.


Currently, the first 12 transfers in a Policy year will be free of a transfer charge. Thereafter, a $10 transfer charge will be deducted from the amount transferred for each transfer in that Policy year. The Company may increase or decrease this charge, but it is guaranteed never to exceed $25. Any transfers made with respect to a conversion privilege, Policy loan or material change in investment Policy will not count towards the 12 free transfers.


These rules are subject to change by the Company.

ARE THERE RESTRICTIONS ON DISRUPTIVE TRADING?

This Policy is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Fund's shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Policy Owners.

In order to protect our Policy Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

-    the number of transfers made over a period of time;

-    the length of time between transfers;

- whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;

-    the dollar amount(s) requested for transfers; and

- whether the transfers are part of a group of transfers made by a third party on behalf of several individual Policy Owners; and

-    the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Policy Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Policy Owners. We will also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.

Our Disruptive Trading Procedures may vary from sub-account to sub-account. The Disruptive Trading Procedures limit the number of transfers a Policy Owner may make during a given period, limit the number of times a Policy Owner may transfer into particular funds during a given period, and place restrictions as to the time or means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. In certain states, the Disruptive Trading Procedures apply dollar or percentage limitations, rather than restrictions on the number of transfers. Subject to the terms of the Policy, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Policy Owners or other holders of the Underlying Funds.

In addition, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Policy Owner has requested. In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.

We apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Policy Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Policy Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

IS THERE A DOLLAR-COST AVERAGING OPTION OR AUTOMATIC REBALANCING OPTION?

Yes. You may have automatic transfers of at least $100 a month made on a periodic basis:

     - from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund, respectively, to one or more of the other Sub-Accounts ("Dollar-Cost Averaging Option"), or

     - to reallocate Policy Value among the Sub-Accounts ("Automatic Rebalancing Option").

Automatic transfers may be made on a monthly, bi-monthly, quarterly, semi-annual or annual schedule. The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year; each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made free of charge. Generally, all transfers will be processed on the 15th of each scheduled month. If the 15th is not a business day, however, or is the Monthly Payment Date, the automatic transfer will be processed on the next business day. The Dollar-Cost Averaging Option and the Automatic Rebalancing Option may not be in effect at the same time.

If the policy goes into a grace period (see WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY? under TERMINATION AND REINSTATEMENT), automatic Dollar Cost Averaging and Automatic Account Rebalancing transactions are suspended. If you make sufficient payments to keep the policy in force, Dollar Cost Averaging and Automatic Account Rebalancing will resume with the next scheduled automatic transaction.

CAN I MAKE FUTURE CHANGES UNDER MY POLICY?

Yes. There are several changes you can make after receiving your Policy, within limits. You may:

     -    Cancel your Policy under its right-to-examine provision

     -    Transfer your ownership to someone else

     -    Change the beneficiary

     - Change the allocation of payments, with no tax consequences under current law

     -    Make transfers of Policy Value among the funds

     -    Adjust the death benefit by increasing or decreasing the Face Amount

     -    Add or remove certain optional insurance benefits

HOW DO I CHANGE THE FACE AMOUNT OF MY POLICY?

Subject to certain limitations, you may increase or decrease the specified Face Amount of a Policy at any time by submitting a Written Request to the Company. Any increase or decrease in the specified Face Amount requested by you will become effective on the Monthly Payment Date on or next following the date of receipt of the request at the Principal Office or, if Evidence of Insurability is required, the date of approval of the request.

INCREASES IN THE FACE AMOUNT
Along with the Written Request for an increase, you must submit satisfactory Evidence of Insurability. The consent of the Insured also is required whenever the Face Amount is increased. A request for an increase in the Face Amount may not be less than $10,000. You may not increase the Face Amount after the Insured reaches Age 85. An increase must be accompanied by an additional premium if the Surrender Value is less than $50 plus an amount equal to the sum of two Minimum Monthly Factors.

On the effective date of each increase in the Face Amount, a transaction charge of $40 will be deducted from the Policy Value for administrative costs. The effective date of the increase will be the first Monthly Payment Date on or following the date all of the conditions for the increase are met.

An increase in the Face Amount generally will affect the Insurance Amount at Risk, and may affect the portion of the Insurance Amount at Risk included in various Premium Classes (if more than one Premium Class applies), both of which may affect the monthly cost of insurance charges. A surrender charge also will be calculated for the increase.

After increasing the Face Amount, you will have the right (1) during a Free-Look Period, to have the increase canceled and the charges which would not have been deducted but for the increase will be credited to the Policy, and (2) during the first 24 months following the increase, to transfer any or all Policy Value to the General Account free of charge. A refund of charges which would not have been deducted but for the increase will be made at your request.

DECREASES IN THE FACE AMOUNT
The minimum amount for a decrease in the Face Amount is $10,000. The Face Amount in force after any decrease may not be less than $50,000. If, following a decrease in the Face Amount, the Policy would not comply with the maximum premium limitation applicable under the IRS Rules, the decrease may be limited or Policy Value may be returned to the Policyowner (at your election) to the extent necessary to meet the requirements. A return of Policy Value may result in tax liability to you.

A decrease in the Face Amount will affect the total Insurance Amount at Risk and the portion of the Insurance Amount at Risk covered by various Premium Classes, both of which may affect a Policyowner's monthly cost of insurance charges. For purposes of determining the cost of insurance charge, any decrease in the Face Amount will reduce the Face Amount in the following order:

     -    the Face Amount provided by the most recent increase;

     -    the next most recent increases successively; and

     -    the initial Face Amount.

This order also will be used to determine whether a surrender charge will be deducted and in what amount. If you request a decrease in the Face Amount, the amount of any surrender charge deducted will reduce the current Policy Value. You may specify one Sub-Account from which the surrender charge will be deducted. If no specification is provided, the Company will make a Pro-Rata Allocation. The current surrender charge will be reduced by the amount deducted.

CAN I CONVERT MY POLICY INTO A FIXED POLICY?

Once during the first 24 months after the Date of Issue or after the effective date of an increase in Face Amount (assuming the Policy is in force), you may convert your Policy without Evidence of Insurability to a flexible premium adjustable life insurance policy with fixed and guaranteed minimum benefits. Assuming that there have been no increases in the initial Face Amount, you can accomplish this within 24 months after the Date of Issue by transferring, without charge, the Policy Value in the Separate Account to the General Account and by simultaneously changing your premium allocation instructions to allocate future premium payments to the General Account. Within 24 months after the effective date of each increase, you can transfer, without charge, all or part of the Policy Value in the Separate Account to the General Account and simultaneously change your premium allocation instructions to allocate all or part of future premium payments to the General Account.

Where required by state law, at your request the Company will issue a flexible premium adjustable life insurance Policy to you. The new Policy will have the same Face Amount, Issue Age, Dates of Issue, and Premium Class as the original Policy.

CAN I MAKE POLICY LOANS?

You may borrow against the Policy Value. Policy loans may be obtained by request to the Company on the sole security of the Policy. The total amount which may be borrowed is the Loan Value.

In the first Policy year, the Loan Value is 75% of Policy Value reduced by applicable surrender charges, as well as Monthly Deductions and interest on Debt to the end of the Policy year. The Loan Value in the second Policy year and thereafter is 90% of an amount equal to the Policy Value reduced by applicable surrender charges. There is no minimum limit on the amount of the loan.

You must use Company forms to request a loan. You may obtain a Company loan form by calling 1-800-533-7881. You may also obtain a Company loan form at our Company web site, http://www.allmerica.com/afs/ account/forms.html.

The loan amount normally will be paid within seven days after the Company receives the written loan request on a Company loan form at the Principal Office, but the Company may delay payments under certain circumstances.

A Policy loan may be allocated among the General Account and one or more Sub-Accounts. If you do not make an allocation, the Company will make a Pro-Rata Allocation based on the amounts in the Accounts on the date the Company receives the loan request. The Policy Value in each Sub-Account equal to the Policy loan allocated to such Sub-Account will be transferred to the General Account as security for the loan, and the number of Accumulation Units equal to the Policy Value so transferred will be canceled. This will reduce the Policy Value in these Sub-Accounts. These transactions are not treated as transfers for purposes of the transfer charge.

The Policy loan rights of Policyowners who are participants under Section 403(b) plans are restricted.

LOAN AMOUNT EARNS INTEREST IN GENERAL ACCOUNT
As long as the Policy is in force, the Policy Value in the General Account that is security for the loan amount will be credited with interest at an effective annual yield of at least 6.00% per year. NO ADDITIONAL INTEREST WILL BE CREDITED TO SUCH POLICY VALUE.

PREFERRED LOAN OPTION
A preferred loan option is available under the Policy. The preferred loan option will be available upon written request. It may be revoked by you at any time. You may change a preferred loan to a non-preferred loan at any time upon written request. If this option has been selected, after the tenth Policy anniversary the Policy Value in the General Account that is equal to the loan amount will be credited with interest at an effective annual yield of at least 7.5%. The Company's current position is to credit a rate of interest equal to the rate being charged for the preferred loan.

There is some uncertainty as to the tax treatment of preferred loans, which may be treated as a taxable distribution from the Policy. Consult a qualified tax adviser. THE PREFERRED LOAN OPTION IS NOT AVAILABLE IN ALL STATES.

LOAN INTEREST CHARGED
Outstanding Policy loans are charged interest. Interest accrues daily and is payable in arrears at the annual rate of 8%. Interest is due and payable at the end of each Policy year or on a pro-rata basis for such shorter period as the loan may exist. Interest not paid when due will be added to the loan amount and will bear interest at the same rate. If the new loan amount exceeds the Policy Value in the General Account after the due and unpaid interest is added to the loan amount, the Company will the transfer Policy Value equal to that excess loan amount from the Policy Value in each Sub-Account to the General Account as security for the excess loan amount. The Company will allocate the amount transferred among the Sub-Accounts in the same proportion that the Policy Value in each Sub-Account bears to the total Policy Value in all Sub-Accounts.

REPAYMENT OF LOANS
Loans may be repaid at any time prior to the lapse of the Policy. Upon repayment of the Debt, the portion of the Policy Value that is in the General Account securing the loan repaid will be allocated to the various Accounts and increase the Policy Value in such accounts in accordance with your instructions. If you do not make a repayment allocation, the Company will allocate Policy Value in accordance with your most recent premium allocation instructions; provided, however, that loan repayments allocated to the Separate Account cannot exceed the Policy Value previously transferred from the Separate Account to secure the Debt.

If Debt exceeds the Policy Value less the surrender charge, the Policy will terminate. A notice of such pending termination will be mailed to the last known address of you and any assignee. If you do not make sufficient payment within 62 days after this notice is mailed, the Policy will terminate with no value.

EFFECT OF POLICY LOANS
Policy loans may be repaid at any time prior to the lapse of the Policy. However, because Policy loans do not participate in the investment experience of the Separate Account, Policy loans will permanently affect the Policy Value and Surrender Value, and may permanently affect the Death Proceeds, whether or not the loan is repaid. The effect could be favorable or unfavorable, depending upon whether the investment performance of the Sub-Account(s) is less than or greater than the interest credited to the Policy Value in the General Account that is security for the loan. Moreover, outstanding Policy loans and the accrued interest will be deducted from the proceeds payable upon the death of the Insured or surrender.

ARE POLICY LOANS PERMITTED IF THE POLICY WAS ISSUED IN CONNECTION WITH A TSA
PLAN?

If your Policy was issued in connection with a TSA plan, Policy loans are permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the TSA plan may become disqualified and Policy Values may be includible in your current income. Policy loans must meet the following additional requirements:

- Loans must be repaid within five years, except when the loan is used to acquire any dwelling unit which within a reasonable time is to be used as the Policy owner's principal residence.

- All Policy loans must be amortized on a level basis with loan repayments being made not less frequently than quarterly.

- The sum of all outstanding loan balances for all loans from all of your TSA plans may not exceed the lesser of:

        - $50,000 reduced by the excess (if any) of the highest outstanding balance of loans from all of the Policy owner's TSA plans during the one-year period preceding the date of the loan, minus the outstanding balance of loans from the Policy owner's TSA plans on the date on which such loan was made;

                                       OR

        - 50% of the Policy owner's non-forfeitable accrued benefit in all of his/her TSA plans, but not less than $10,000.

A QUALIFIED TAX ADVISER SHOULD BE CONSULTED BEFORE REQUESTING A POLICY LOAN IN CONNECTION WITH A TSA PLAN.

CAN I SURRENDER THE POLICY?

Yes. You may surrender the Policy and receive its Surrender Value. You must use Company forms to surrender the Policy. You may obtain a Company surrender form by calling 1-800-533-7881. The Surrender Value will be calculated as of the Valuation Date on which the Policy and completed surrender forms are received in good order at the Principal Office.

The Surrender Value is equal to:

     -    the Policy Value, MINUS
     -    any Debt and applicable surrender charges.

A surrender charge is calculated upon issuance of the Policy and from the effective date of any increase in the Face Amount. The duration of the surrender charge is 15 years for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The proceeds on surrender may be paid in a single lump sum or under one of the payment options. Normally, the Company will pay the Surrender Value within seven days following the Company's receipt of the surrender request, but the Company may delay payment under the circumstances described under OTHER INFORMATION - CAN THE COMPANY DELAY PAYMENTS TO ME?

The surrender rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas
ORP) are restricted.

For important tax consequences which may result from surrender, see FEDERAL TAX CONSIDERATIONS.

CAN I MAKE PARTIAL WITHDRAWALS?

Yes. Any time after the first Policy year, you may withdraw a portion of the Surrender Value of your Policy, subject to the limits stated below. You must use Company forms to request a withdrawal. You may obtain a Company withdrawal form by calling 1-800-533-7881. You may also obtain a Company withdrawal form at our Company web site, http://www.allmerica.com/afs/account/forms.html. The written request on a Company withdrawal form must indicate the dollar amount you wish to receive and the Accounts from which such amount is to be withdrawn. You may allocate the amount withdrawn among the Sub-Accounts and the General Account. If you do not provide allocation instructions, the Company will make a Pro-Rata Allocation. Each partial withdrawal must be in a minimum amount of $500.

Under Sum Insured Option 1, the Face Amount is reduced by the amount of the withdrawal, and a withdrawal will not be allowed if it would reduce the Face Amount below $40,000. See THE DEATH BENEFIT.

A withdrawal from a Sub-Account will result in the cancellation of the number of Accumulation Units equivalent in value to the amount withdrawn. The amount withdrawn equals the amount requested by you plus the transaction charge and any applicable partial withdrawal charge. Normally, the Company will pay the amount of the partial withdrawal within seven days following the Company's receipt of the partial withdrawal request, but the Company may delay payment under certain circumstances.

The withdrawal rights of Policyowners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas
ORP) are restricted. For important tax consequences which may result from partial withdrawals, see FEDERAL TAX CONSIDERATIONS.

WHAT IS THE POLICY VALUE?

The Policy Value is the total amount available for investment, and is equal to the sum of:

     -    your accumulation in the General Account, plus

     -    the value of the Accumulation Units in the Sub-Accounts.

The Policy Value is used in determining the Surrender Value (the Policy Value less any Debt and applicable surrender charges). There is no guaranteed minimum Policy Value. Because the Policy Value on any date depends upon a number of variables, it cannot be predetermined.

The Policy Value and the Surrender Value will reflect the frequency and amount of Net Premiums paid, interest credited to accumulations in the General Account, the investment performance of the chosen Sub-Accounts, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited, and any charges assessed in connection with the Policy.

CALCULATION OF POLICY VALUE
The Policy Value is determined first on the Date of Issue and thereafter on each Valuation Date. On the Date of Issue, the Policy Value will be the Net Premiums received, plus any interest earned during the underwriting period when premiums are held in the General Account (before being transferred to the Separate Account) less any Monthly Deductions due. On each Valuation Date after the Date of Issue the Policy Value will be:

     - the aggregate of the values in each of the Sub-Accounts on the Valuation Date, determined for each Sub-Account by multiplying the value of an Accumulation Unit in that Sub-Account on that date by the number of such Accumulations Units allocated to the Policy; plus
     - the value in the General Account (including any amounts transferred to the General Account as collateral with respect to a loan).

Thus, the Policy Value is determined by multiplying the number of Accumulation Units in each Sub-Account by the value of the applicable Accumulation Units on the particular Valuation Date, adding the products, and adding the amount of the accumulations in the General Account, if any.

THE ACCUMULATION UNIT
Each Net Premium is allocated to the Sub-Account(s) selected by you. Allocations to the Sub-Accounts are credited to the Policy in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account.

The number of Accumulation Units of each Sub-Account credited to the Policy is equal to the portion of the Net Premium allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date the payment is received at the Principal Office. The number of Accumulation Units will remain fixed unless changed by a subsequent split of Accumulation Unit value, transfer, partial withdrawal or Policy surrender. In addition, if the Company is deducting the Monthly Deduction or other charges from a Sub-Account, each such deduction will result in cancellation of a number of Accumulation Units equal in value to the amount deducted.

The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account. That experience, in turn, will reflect the investment performance, expenses and charges of the respective Underlying Fund. The value of an Accumulation Unit was set at $1.00 on the first Valuation Date for each Sub-Account. The dollar value of an Accumulation Unit on a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.

NET INVESTMENT FACTOR
The net investment factor measures the investment performance of a Sub-Account of the Separate Account during the Valuation Period just ended. The net investment factor for each Sub-Account is equal to 1.0000 plus the number arrived at by dividing (a) by (b) and subtracting (c) and (d) from the result, where:

(a) is the investment income of that Sub-Account for the Valuation Period, plus capital gains, realized or unrealized, credited during the Valuation Period; minus capital losses, realized or unrealized, charged during the Valuation Period; adjusted for provisions made for taxes, if any;

(b) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

(c) is a charge for each day in the Valuation Period equal, on an annual basis, to 0.65% of the daily net asset value of that Sub-Account for mortality and expense risks. This charge may be increased or decreased by the Company, but may not exceed 0.90%; and

(d) is the Separate Account administrative charge for each day in the Valuation Period equal, on an annual basis, to 0.15% of the daily net asset value of that Sub-Account. The administrative charge may be increased or decreased by the Company, but may not exceed 0.25%. This charge is applicable only during the first ten Policy years.

The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. You bear the investment risk.

Allocations to the General Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company.

                                THE DEATH BENEFIT

As long as the Policy remains in force (see TERMINATION AND REINSTATEMENT), upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. See OTHER INFORMATION -- CAN THE COMPANY DELAY PAYMENTS TO ME? The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy. See THE DEATH BENEFIT - WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

     - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus

     - any additional insurance on the Insured's life that is provided by rider; minus

     - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.

WHAT ARE THE SUM INSURED OPTIONS?

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

GUIDELINE MINIMUM SUM INSURED
To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

                       GUIDELINE MINIMUM SUM INSURED TABLE

     AGE OF INSURED                                                                      PERCENTAGE OF
     ON DATE OF DEATH                                                                    POLICY VALUE
     ----------------                                                                    -------------
           40 and under                                                                      250%
           45                                                                                215%
           50                                                                                185%
           55                                                                                150%
           60                                                                                130%
           65                                                                                120%
           70                                                                                115%
           75                                                                                105%

     AGE OF INSURED                                                                      PERCENTAGE OF
     ON DATE OF DEATH                                                                    POLICY VALUE
     ----------------                                                                    -------------
           80                                                                                105%
           85                                                                                105%
           90                                                                                105%
           95 and above                                                                      100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid). See CHARGES AND DEDUCTIONS -- WHAT IS THE MONTHLY DEDUCTION?

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

CAN I CHANGE THE SUM INSURED OPTION?

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2
If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option. See CHARGES AND DEDUCTIONS -- WHAT IS THE MONTHLY DEDUCTION?

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CHANGE FROM OPTION 2 TO OPTION 1
If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS Rules. In such event, the Company will pay the excess to the Policyowner.

IS A GUARANTEED DEATH BENEFIT AVAILABLE?

Yes. An optional Guaranteed Death Benefit Rider is available only at issue of the Policy. If this rider is in effect, the Company:

     - guarantees that your Policy will not lapse regardless of the investment performance of the Separate Account and

     -    provides a guaranteed death benefit.

In order to maintain the Guaranteed Death Benefit Rider, certain minimum premium payment tests must be met on each Policy anniversary and within 48 months following the Date of Issue and/or the date of any increase in Face Amount, as described below. In addition, a one-time administrative charge of $25 is deducted from Policy Value when the Rider is elected. Certain transactions, including Policy Loans, partial withdrawals, and changes in Sum Insured Options, can result in the termination of the rider. If this rider is terminated, it cannot be reinstated.

GUARANTEED DEATH BENEFIT TESTS
While the Guaranteed Death Benefit Rider is in effect, the Policy will not lapse if the following two tests are met:

1. Within 48 months following the Date of Issue of the Policy or of any increase in the Face Amount, the sum of the premiums paid, less any debt, partial withdrawals and withdrawal charges, must be greater than the Minimum Monthly Factors (if any) multiplied by the number of months which have elapsed since the Date of Issue or the effective date of increase; and

2.   On each Policy anniversary, (a) must exceed (b), where, since the Date of
     Issue:

     (a) is the sum of your premiums, less any withdrawals, partial withdrawal charges and debt which is classified as a preferred loan; and

     (b) is the sum of the minimum guaranteed death benefit premiums, as shown on the specifications page of the Policy.

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GUARANTEED DEATH BENEFIT
If the Guaranteed Death Benefit Rider is in effect on the Final Premium Payment Date, guaranteed Death Proceeds will be provided as long as the rider is in force. The Death Proceeds will be the greater of:

     -    the Face Amount as of the Final Premium Payment Date; or

     - the Policy Value as of the date due proof of death is received by the Company.

TERMINATION OF THE GUARANTEED DEATH BENEFIT RIDER
The Guaranteed Death Benefit Rider will end and may not be reinstated on the first to occur of the following:

     -    foreclosure of a Policy Loan; or

     - the date on which the sum of your payments does not meet or exceed the applicable Guaranteed Death Benefit test (above); or any Policy change that results in a negative guideline level premium; or

     - the effective date of a change from Sum Insured Option 2 to Sum Insured Option I, if such change occurs within 5 Policy years of the Final Premium Payment Date; or

     - a request for a partial withdrawal or preferred loan is made after the Final Premium Payment Date.

It is possible that the Policy Value will not be sufficient to keep the Policy in force on the first Monthly Payment Date following the date the Rider terminates. The net amount payable to keep the Policy in force will never exceed the surrender charge plus three Monthly Deductions.

WHAT ARE THE DEATH PROCEEDS PAYMENT OPTIONS?

During the Insured's lifetime, you may arrange for the Death Proceeds to be paid in a single sum or under one or more of the available payment options. These choices also are available at the Final Premium Payment Date and if the Policy is surrendered. The Company may make more payment options available in the future.

If no election is made, the Company will pay the Death Proceeds in a single sum. When the Death Proceeds are payable in a single sum, the Beneficiary may, within one year of the Insured's death, select one or more of the payment options if no payments have yet been made.

Upon Written Request, the Surrender Value or all or part of the Death Proceeds may be placed under one or more of the payment options below or any other option offered by the Company. If you do not make an election, the Company will pay the benefits in a single sum. A certificate will be provided to the payee describing the payment option selected. If a payment option is selected, the Beneficiary may pay to the Company any amount that would otherwise be deducted from the Sum Insured.

The amounts payable under a payment option for each $1,000 value applied will be the greater of:

     - The rate per $1,000 of value applied based on the Company's non-guaranteed current payment option rates for the Policy, or

     -    The rate in the Policy for the applicable payment option.

The following payment options are currently available. The amounts payable under these options are paid from the General Account. None is based on the investment experience of the Separate Account.

     Option A: PAYMENTS FOR A SPECIFIED NUMBER OF YEARS. The Company will make equal payments for any selected number of years (not greater than 30). Payments may be made annually, semi-annually, quarterly or monthly.

     Option B: LIFETIME MONTHLY PAYMENTS. Payments are based on the payee's age on the date the first payment will be made. One of three variations may be chosen. Depending upon this choice, payments will end:

           (1) upon the death of the payee, with no further payments due (Life Annuity), or
           (2) upon the death of the payee, but not before the sum of the payments made first equals or exceeds the amount applied under this option (Life Annuity with Installment Refund), or
           (3) upon the death of the payee, but not before a selected period (5, 10 or 20 years) has elapsed (Life Annuity with Period Certain).

     Option C: INTEREST PAYMENTS. The Company will pay interest at a rate determined by the Company each year, but which will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. Payments will end when the amount left with the Company has been withdrawn. However, payments will not continue after the death of the payee. Any unpaid balance plus accrued interest will be paid in a lump sum.

     Option D: PAYMENTS FOR A SPECIFIED AMOUNT. Payments will be made until the unpaid balance is exhausted. Interest will be credited to the unpaid balance. The rate of interest will be determined by the Company each year, but will not be less than 3.5%. Payments may be made annually, semi-annually, quarterly or monthly. The payment level selected must provide for the payment each year of at least 8% of the amount applied.

     Option E: LIFETIME MONTHLY PAYMENTS FOR TWO PAYEES. One of three variations may be chosen. After the death of one payee, payments will continue to the survivor:

           (1) in the same amount as the original amount; or
           (2) in an amount equal to 2/3 of the original amount; or
           (3) in an amount equal to 1/2 of the original amount.

Payments are based on the payees' ages on the date the first payment is due. Payments will end upon the death of the surviving payee.

SELECTION OF PAYMENT OPTIONS
The amount applied under any one option for any one payee must be at least $5,000. The periodic payment for any one payee must be at least $50. Subject to the Owner and/or the Beneficiary provisions of your Policy, any option selection may be changed before the Death Proceeds become payable. If you make no selection, the Beneficiary may select an option when the Death Proceeds become payable.

If the amount of monthly income payments under Option B(3) for the attained age of the payee are the same for different periods certain, the Company will deem an election to have been made for the longest period certain which could have been elected for such age and amount.

You may give the Beneficiary the right to change from Option C or D to any other option at any time. If the payee selects Option C or D when the Death Proceeds become payable, the payee may reserve the right to change to any other option at a later date. The payee who elects to change options must also be a payee under the new option selected.

ADDITIONAL DEPOSITS
An additional deposit may be made to any proceeds when they are applied under Option B or E. A charge not to exceed 3% will be made. The Company may limit the amount of this deposit.

RIGHTS AND LIMITATIONS
A payee does not have the right to assign any amount payable under any option. A payee does not have the right to commute any amount payable under Option B or E. A payee will have the right to commute any amount payable under Option A only if the right is reserved in the Written Request selecting the option. If the right to commute is exercised, the commuted values will be computed at the interest rates used to calculate the benefits. The amount left under Option C, and any unpaid balance under Option D, may be withdrawn by the payee only as set forth in the Written Request selecting the option. A corporation or fiduciary payee may select only Option A, C or D. Such selection will be subject to the consent of the Company.

PAYMENT DATES
The first payment under any option, except Option C, will be due on the date the Policy matures by death or otherwise, unless another date is designated. Payments under Option C begin at the end of the first payment period.

The last payment under any option will be made as stated in the description of that option. However, should a payee under Option B or E die prior to the due date of the second monthly payment, the amount applied less the first monthly payment will be paid in a lump sum or under any option other than Option E. A lump sum payment will be made to the surviving payee under Option E or the succeeding payee under Option B.

                          TERMINATION AND REINSTATEMENT

WHAT ARE THE TERMINATION PROVISIONS OF THE POLICY?

The failure to make premium payments will not cause the Policy to lapse unless:

(a) the Surrender Value is insufficient to cover the next Monthly Deduction plus loan interest accrued; or

(b)  the Debt exceeds the Policy Value less surrender charges.

If one of these situations occurs, the Policy will be in default. You then will have a grace period of 62 days, measured from the date of default, to make sufficient payments to prevent termination. On the date of default, the Company will send a notice to you and to any assignee of record. The notice will state the amount of premium due and the date on which it is due.

During the grace period, automatic Dollar Cost Averaging ("DCA") and Automatic Account Rebalancing ("AAR") transactions are suspended. If you make sufficient payments to keep the policy in force, DCA and AAR will resume with the next scheduled automatic transaction.

Failure to make a sufficient payment within the grace period will result in termination of the Policy. If the Insured dies during the grace period, the Death Proceeds still will be payable, but any Monthly Deductions due and unpaid through the Policy month in which the Insured dies, and any other overdue charge, will be deducted from the Death Proceeds.

LIMITED 48-MONTH GUARANTEE
Except for the situation described in (b) above, the Policy is guaranteed not to lapse during the first 48 months after the Date of Issue or the effective date of an increase in the Face Amount if you make a minimum amount of premium payments. The minimum amount paid, minus the Debt, partial withdrawals and partial withdrawal charges, must be at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase, or a Policy Change which causes a change in the Minimum Monthly Factor has been in force. A Policy Change which may cause a change in the amount of the Minimum Monthly Factor is a change in the Face Amount or the deletion of a rider.

Except for the first 48 months after the Date of Issue or the effective date of an increase, payments equal to the Minimum Monthly Factor do not guarantee that the Policy will remain in force.

WHAT ARE THE REINSTATEMENT PROVISIONS OF THE POLICY?

If the Policy has not been surrendered and the Insured is alive, the terminated Policy may be reinstated any time within three years after the date of default and before the Final Premium Payment Date. The reinstatement will be effective on the Monthly Payment Date following the date you submit the following to the
Company:

     -    a written application for reinstatement,

     - Evidence of Insurability showing that the Insured is insurable according to the Company's underwriting rules, and

     - a premium that, after the deduction of the tax expense charge, is large enough to cover the minimum amount payable, as described below.

MINIMUM AMOUNT PAYABLE
If reinstatement is requested when fewer than 48 Monthly Deductions have been made since the Date of Issue or the effective date of an increase in the Face Amount, you must pay the lesser of the amount shown in A or B. Under A, the minimum amount payable is the Minimum Monthly Factor for the three-month period beginning on the date of reinstatement. Under B, the minimum amount payable is the sum of:

     - the amount by which the surrender charge as of the date of reinstatement exceeds the Policy Value on the date of default, PLUS

     - Monthly Deductions for the three-month period beginning on the date of reinstatement.

If reinstatement is requested after 48 Monthly Deductions have been made since the Date of Issue of the Policy or any increase in the Face Amount, you must pay the amount shown in B above. The Company reserves the right to increase the Minimum Monthly Factor upon reinstatement.

SURRENDER CHARGE
The surrender charge on the date of reinstatement is the surrender charge which would have been in effect had the Policy remained in force from the Date of Issue. The Policy Value less Debt on the date of default will be restored to the Policy to the extent it does not exceed the surrender charge on the date of reinstatement. Any Policy Value less the Debt as of the date of default which exceeds the surrender charge on the date of reinstatement will not be restored.

POLICY VALUE ON REINSTATEMENT
The Policy Value on the date of reinstatement is:

     - the Net Premium paid to reinstate the Policy increased by interest from the date the payment was received at the Principal Office, PLUS

     - an amount equal to the Policy Value less Debt on the date of default to the extent it does not exceed the surrender charge on the date of reinstatement, MINUS

     -    the Monthly Deduction due on the date of reinstatement.

You may not reinstate any Debt outstanding on the date of default or foreclosure.

                             CHARGES AND DEDUCTIONS

The following information repeats and expands upon information contained in SUMMARY OF RISKS AND BENEFITS: FEE TABLES. The charges described below will apply to your Policy under the circumstances described. Some of these charges apply throughout the Policy's duration. Other charges apply only if you choose options under the Policy.

WHAT CHARGES ARE DEDUCTED FROM PAYMENTS?


Currently, a deduction of 3.50% of premiums for state and local premium taxes and federal taxes imposed for deferred acquisition costs ("DAC taxes") is made from each premium payment. The premium payment, less the tax expense charge, equals the Net Premium. The total charge is a combined state and local premium tax deduction of 2.50% of premiums and a DAC tax deduction of 1% of premiums.


While the premium tax is deducted from each premium payment, some jurisdictions may not impose premium taxes. Premium taxes vary from state to state, ranging from zero to 4.0%, and the 2.50% rate attributable to premiums for state and local premium taxes approximates the average expenses to Allmerica Financial associated with the premium taxes. The charge may be higher or lower than the actual premium tax imposed by the applicable jurisdiction. However, Allmerica Financial does not expect to make a profit from this charge.

The 1% rate attributable to premiums for DAC taxes approximates the Company's expenses in paying federal taxes for deferred acquisition costs associated with the Policy. The Company reserves the right to increase or decrease the DAC tax charge to reflect changes in the Company's expenses for premium taxes and DAC taxes.

WHAT IS THE MONTHLY DEDUCTION?

Prior to the Final Premium Payment Date, a Monthly Deduction from the Policy Value will be made to cover a charge for the cost of insurance, a charge for any optional insurance benefits added by rider, and a monthly administrative charge. The cost of insurance charge and the monthly administrative charge are discussed below. The Monthly Deduction on or following the effective date of a requested increase in the Face Amount also will include a $40 administrative charge for the increase.

Prior to the Final Premium Payment Date, the Monthly Deduction will be deducted as of each Monthly Payment Date commencing with the Date of Issue of the Policy. It will be allocated to one Sub-Account according to your instructions or, if no allocation is specified, the Company will make a Pro-Rata Allocation. If the Sub-Account you specify does not have sufficient funds to cover the Monthly Deduction, the Company will deduct the charge for that month as if no specification were made. If, however, on subsequent Monthly Payment Dates there is sufficient Policy Value in the Sub-Account you specified, the Monthly Deduction will be deducted from that Sub-Account. No Monthly Deductions will be made on or after the Final Premium Payment Date.

COST OF INSURANCE
This charge is designed to compensate the Company for the anticipated cost of providing Death Proceeds to Beneficiaries of those Insureds who die prior to the Final Premium Payment Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Face Amount, for each subsequent increase in the Face Amount, and for riders. Because the cost of insurance depends upon a number of variables, it can vary from month to month.

CALCULATION OF THE CHARGE - If you select Sum Insured Option 2, the monthly cost of insurance charge for the initial Face Amount generally will equal the applicable cost of insurance rate multiplied by the initial Face Amount. If you select Sum Insured Option 1, however, the applicable cost of insurance rate will be multiplied by the initial Face Amount less the Policy Value (minus charges for rider benefits) at the beginning of the Policy month. Thus, the cost of insurance charge may be greater for Policyowners who have selected Sum Insured Option 2 than for those who have selected Sum Insured Option 1 (assuming the same Face Amount in each case and assuming that the Guideline Minimum Sum Insured is not in effect). In other words, since the Sum Insured under Option 1 remains constant while the Sum Insured under Option 2 varies with the Policy Value, any Policy Value increases will reduce the insurance charge under Option 1 but not under Option 2.

INCREASES - If you select Sum Insured Option 2, the monthly insurance charge for each increase in Face Amount (other than an increase caused by a change in Sum Insured Option) will be equal to the cost of insurance rate applicable to that increase multiplied by the increase in the Face Amount. If you select Sum Insured Option 1, the applicable cost of insurance rate will be multiplied by the increase in the Face Amount reduced by any Policy Value (minus rider charges) in excess of the initial Face Amount at the beginning of the Policy month.

EFFECT OF THE GUIDELINE MINIMUM SUM INSURED
If the Guideline Minimum Sum Insured is in effect under either Option, a monthly cost of insurance charge also will be calculated for that additional portion of the Sum Insured that is required to comply with the Guideline rules. This charge will be calculated by:

     - multiplying the cost of insurance rate applicable to the initial Face Amount times the Guideline Minimum Sum Insured (Policy Value times the applicable percentage), MINUS

               - the greater of the Face Amount or the Policy Value (if you selected Sum Insured Option 1)

                                       OR

               - the Face Amount PLUS the Policy Value (if you selected Sum Insured Option 2).

When the Guideline Minimum Sum Insured is in effect, the cost of insurance charge for the initial Face Amount and for any increases will be calculated as set forth above. The monthly cost of insurance charge also will be adjusted for any decreases in the Face Amount.

COST OF INSURANCE RATES
Cost of insurance rates are based on male, female or a blended unisex rate table, Age and Premium Class of the Insured, the effective date of an increase or date of rider, as applicable, the amount of premiums paid less Debt, any partial withdrawals and withdrawal charges, risk classification and the Incentive Funding Discount, if applicable. For those Policies issued on a unisex basis in certain states or in certain cases, sex-distinct rates do not apply.

The cost of insurance rates are determined at the beginning of each Policy year for the initial Face Amount. The cost of insurance rates for an increase in the Face Amount or rider are determined annually on the anniversary of the effective date of each increase or rider. The cost of insurance rates generally increase as the Insured's Age increases. The actual monthly cost of insurance rates will be based on the Company's expectations as to future mortality experience. They will not, however, be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables, Smoker or Non-Smoker (Mortality Table B for unisex Policies) and the Insured's sex and Age. The Tables used for this purpose set forth different mortality estimates for males and females and for smokers and non-smokers. Any change in the cost of insurance rates will apply to all persons of the same insuring Age, sex and Premium Class whose Policies have been in force for the same length of time.

The Premium Class of an Insured will affect the cost of insurance rates. The Company currently places Insureds into preferred Premium Classes, standard Premium Classes and substandard Premium Classes. In an otherwise identical Policy, an Insured in the preferred Premium Class will have a lower cost of insurance than an Insured in a standard Premium Class who, in turn, will have a lower cost of insurance than an Insured in a substandard Premium Class with a higher mortality risk.

Premium Classes also are divided into two categories: smokers and non-smokers. Non-smoking Insureds will incur lower cost of insurance rates than Insureds who are classified as smokers but who are otherwise in the same Premium Class. Any Insured with an Age at issuance under 18 will be classified initially as regular or substandard. The Insured then will be classified as a smoker at Age 18 unless the Insured provides satisfactory evidence that the Insured is a non-smoker. The Company will provide notice to you of the opportunity for the Insured to be classified as a non-smoker when the Insured reaches Age 18.

The cost of insurance rate is determined separately for the initial Face Amount and for the amount of any increase in the Face Amount. For each increase in the Face Amount you request, at a time when the Insured is in a less favorable Premium Class than previously, a correspondingly higher cost of insurance rate will apply only to that portion of the Insurance Amount at Risk for the increase. For the initial Face Amount and any prior increases, the Company will use the Premium Class previously applicable. On the other hand, if the Insured's Premium Class improves on an increase, the lower cost of insurance rate generally will apply to the entire Insurance Amount at Risk.

MONTHLY ADMINISTRATIVE CHARGE
Prior to the Final Premium Payment Date, a monthly administrative charge of $5 per month will be deducted from the Policy Value. This charge will be used to compensate the Company for expenses incurred in the administration of the Policy, and will compensate the Company for first-year underwriting and other start-up expenses incurred in connection with the Policy. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's Premium Class, and establishing Policy records. The Company does not expect to derive a profit from these charges.

WHAT CHARGES ARE MADE AGAINST OR REFLECTED IN THE ASSETS OF THE SEPARATE
ACCOUNT?

The Company assesses each Sub-Account with a charge for mortality and expense risks assumed by the Company, and a charge for administrative expenses of the Separate Account.

MORTALITY AND EXPENSE RISK CHARGE
The Company currently makes a charge on an annual basis of 0.65% of the daily net asset value in each Sub-Account. This charge is for the mortality risk and expense risk which the Company assumes in relation to the variable portion of the Policy. The total charges may be increased or decreased by the Board of Directors of the Company once each year, subject to compliance with applicable state and federal requirements, but it may not exceed 0.90% on an annual basis.

The mortality risk assumed by the Company is that Insureds may live for a shorter time than anticipated, and that the Company therefore will pay an aggregate amount of Death Proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges provided in the Policy. If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If costs are less than the amounts provided, the difference will be a profit to the Company. To the extent this charge results in a current profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses. Since mortality and expense risks involve future contingencies which are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge which is applicable to each.

ADMINISTRATIVE CHARGE
During the first ten Policy years, the Company assesses a charge on an annual basis of 0.15% of the daily net asset value in each Sub-Account. The charge may be increased or decreased by the Board of Directors of the Company, subject to compliance with applicable state and federal requirements, but it may not exceed 0.25% on an annual basis. The charge is assessed to help defray administrative expenses actually incurred in the administration of the Separate Account and the Sub-Accounts. The administrative functions and expenses assumed by the Company in connection with the Separate Account and the Sub-Accounts include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expenses of preparing and typesetting prospectuses, and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

The Company does not impose the Separate Account administrative charge after the tenth Policy year. On the tenth Policy anniversary, the Company will convert your units in the Sub-Accounts to units that do not reflect the charge. There will be no change in your Policy Value as a result of the conversion, but the number of your units and the corresponding unit values will change.

FUND EXPENSES
Because the Sub-Accounts purchase shares of the Funds, the value of the Accumulation Units of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Funds. The prospectuses and statements of additional information of the Funds contain additional information concerning such fees and expenses.

Currently, no charges are made against the Sub-Accounts for federal or state income taxes. Should the Company determine that taxes will be imposed, the Company may make deductions from the Sub-Account to pay such taxes. See FEDERAL TAX CONSIDERATIONS. The imposition of such taxes would result in a reduction of the Policy Value in the Sub-Accounts.

HOW IS THE SURRENDER CHARGE CALCULATED?

The Policy provides for a contingent surrender charge. A separate surrender charge is calculated upon the issuance of the Policy and for each increase in the Face Amount. A surrender charge may be deducted if you request a full surrender of the Policy or a decrease in the Face Amount.

The surrender charge is comprised of a contingent deferred administrative charge and a contingent deferred sales charge. The contingent deferred administrative charge compensates the Company for expenses incurred in administering the Policy. The contingent deferred sales charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising and the printing of the prospectus and sales literature.

The duration of the surrender charge is 15 years from the Date of Issue or from the effective date of any increase in the Face Amount for issue Ages 0 through 50, grading down to 10 years for issue Ages 55 and above.

The maximum surrender charge calculated upon issuance of the Policy is equal to the sum of (a) plus (b) where:

(a) is a deferred administrative charge equal to $8.50 per thousand dollars of the initial Face Amount, and

(b) is a deferred sales charge of 49% of premiums received, up to a maximum number of Guideline Annual Premiums subject to the deferred sales charge that varies by issue Age from 1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80).

In accordance with limitations under state insurance regulations, the amount of the maximum surrender charge will not exceed a specified amount per $1,000 initial Face Amount. The maximum surrender charge continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on issue
Age) thereafter. This reduction in the maximum surrender charge will reduce the deferred sales charge and the deferred administrative charge proportionately.

In accordance with limitations under state insurance regulations, the amount of the Surrender charge will not exceed a specified amount per $1,000 of increase. As is true for the initial Face Amount, (a) is a deferred administrative charge, and (b) is a deferred sales charge. The maximum surrender charge for the increase continues in a level amount for 40 Policy months, and reduces by 0.5% or more per month (depending on Age) thereafter.

MAXIMUM SURRENDER CHARGE DURING FIRST TWO POLICY YEARS -- If you surrender the Policy during the first two Policy years following the Date of Issue before making premium payments associated with the initial Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the initial Face Amount, as described above, but the deferred sales charge will not exceed 29% of premiums received, up to one Guideline Annual Premium, plus 9% of premiums received in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums subject to the deferred sales charge.

SEPARATE SURRENDER CHARGE FOR EACH FACE AMOUNT INCREASE -- A separate surrender charge will apply to and is calculated for each increase in the Face Amount. The surrender charge for the increase is in addition to that for the initial Face Amount. The maximum surrender charge for the increase is equal to the sum of (a) plus (b), where (a) is equal to $8.50 per thousand dollars of increase, and (b) is a deferred sales charge of 49% of premiums associated with the increase, up to a maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge that varies by Age (at the time of increase) from
1.660714 (for Ages 0 through 55) to 0.948980 (for Age 80).

REDUCED CHARGE DURING FIRST TWO YEARS FOLLOWING INCREASE - During the first two Policy years following an increase in the Face Amount before making premium payments associated with the increase in the Face Amount which are at least equal to one Guideline Annual Premium, the deferred administrative charge will be $8.50 per thousand dollars of the Face Amount increase, as described above, but the deferred sales charge imposed will be less than the maximum described above. Upon such a surrender, the deferred sales charge will not exceed 29% of premiums associated with the increase, up to one Guideline Annual Premium (for the increase), plus 9% of premiums associated with the increase in excess of one Guideline Annual Premium, but less than the maximum number of Guideline Annual Premiums (for the increase) subject to the deferred sales charge. See HOW IS THE SURRENDER CHARGE CALCULATED? The premiums associated with the increase are determined as described below.

Additional premium payments may not be required to fund a requested increase in the Face Amount. Therefore, a special rule, which is based on relative Guideline Annual Premium payments, applies to allocate a portion of the existing Policy Value to the increase, and to allocate subsequent premium payments between the initial Policy and the increase. For example, suppose the Guideline Annual Premium is equal to $1,500 before an increase, and is equal to $2,000 as a result of the increase. The Policy Value on the effective date of the increase would be allocated 75% ($1,500/$2,000) to the initial Face Amount and 25% to the increase. All future premiums also would be allocated 75% to the initial Face Amount and 25% to the increase. Thus, existing Policy Value associated with the increase will equal the portion of the Policy Value allocated to the increase on the effective date of the increase, before any deductions are made. Premiums associated with the increase will equal the portion of the premium payments actually made on or after the effective date of the increase which are allocated to the increase.

See the Statement of Additional Information for examples illustrating the calculation of the maximum surrender charge for the initial Face Amount and for any increases, as well as for the surrender charge based on actual premiums paid or associated with any increases.

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POSSIBLE SURRENDER CHARGE ON A FACE AMOUNT DECREASE
A surrender charge may be deducted on a decrease in the Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. The fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge. If more than one surrender charge is in effect (i.e., pursuant to one or more increases in the Face Amount of a Policy), the surrender charge will be applied in the following order:

     -    the most recent increase;

     -    the next most recent increases successively, and

     -    the initial Face Amount.

Where a decrease causes a partial reduction in an increase or in the initial Face Amount, a proportionate share of the surrender charge for that increase or for the initial Face Amount will be deducted.

WHAT CHARGES APPLY TO A PARTIAL WITHDRAWAL?

Partial withdrawals of Surrender Value may be made after the first Policy year. The minimum withdrawal is $500. Under Option 1, the Face Amount is reduced by the amount of the partial withdrawal, and a partial withdrawal will not be allowed if it would reduce the Face Amount below $40,000.

A transaction charge, which is the smaller of 2% of the amount withdrawn or $25, will be assessed on each partial withdrawal to reimburse the Company for the cost of processing the withdrawal. The Company does not expect to make a profit on this charge. The transaction fee applies to all partial withdrawals, including a Withdrawal without a surrender charge.

A partial withdrawal charge also may be deducted from the Policy Value. For each partial withdrawal you may withdraw an amount equal to 10% of the Policy Value on the date the written withdrawal request is received by the Company less the total of any prior withdrawals in that Policy year which were not subject to the Partial Withdrawal charge, without incurring a partial withdrawal charge. Any partial withdrawal in excess of this amount ("excess withdrawal") will be subject to the partial withdrawal charge. The partial withdrawal charge is equal to 5% of the excess withdrawal up to the amount of the surrender charge(s) on the date of withdrawal. This right is not cumulative from Policy year to Policy year. For example, if only 8% of Policy Value were withdrawn in Policy year two, the amount you could withdraw in subsequent Policy years would not be increased by the amount you did not withdraw in the second Policy year.

The Policy's outstanding surrender charge will be reduced by the amount of the partial withdrawal charge deducted by proportionately reducing the deferred sales charge component and the deferred administrative charge component. The partial withdrawal charge deducted will decrease existing surrender charges in the following order:

     - first, the surrender charge for the most recent increase in the Face Amount;

     - second, the surrender charge for the next most recent increases successively;

     -    last, the surrender charge for the initial Face Amount.

WHAT ARE THE TRANSFER CHARGES?

The first 12 transfers in a Policy year will be free of charge. Thereafter, a transfer charge of $10 will be imposed for each transfer request to reimburse the Company for the administrative costs incurred in processing the transfer request. The Company reserves the right to increase the charge, but it never will exceed $25. The Company also reserves the right to change the number of free transfers allowed in a Policy year.

You may have automatic transfers of at least $100 a month made on a periodic basis:

     - from the Sub-Accounts which invest in the AIT Money Market Fund and AIT Government Bond Fund to one or more of the other Sub-Accounts; or

     -    to reallocate Policy Value among the Sub-Accounts.

The first automatic transfer counts as one transfer towards the 12 free transfers allowed in each Policy year. Each subsequent automatic transfer is without charge and does not reduce the remaining number of transfers which may be made without charge.

If you utilize the Conversion Privilege, Loan Privilege or reallocate Policy Value within 20 days of the Date of Issue of the Policy, any resulting transfer of Policy Value from the Sub-Accounts to the General Account will be free of charge, and in addition to the 12 free transfers in a Policy year.

WHAT IS THE CHARGE FOR AN INCREASE IN THE FACE AMOUNT?

For each increase in the Face Amount you request, a transaction charge of $40 will be deducted from Policy Value to reimburse the Company for administrative costs associated with the increase. This charge is guaranteed not to increase and the Company does not expect to make a profit on this charge.

ARE THERE ANY OTHER ADMINISTRATIVE CHARGES?

The Company reserves the right to impose a charge guaranteed not to exceed $25, for the administrative costs incurred for changing the Net Premium allocation instructions, for changing the allocation of any Monthly Deductions among the various Sub-Accounts, or for a projection of values.

DOES THE COMPANY WAIVE CHARGES FOR ANY CLASSES OF POLICYOWNERS?


No surrender charges, partial withdrawal charges or front-end sales loads are imposed, and no commissions are paid where the Policy owner as of the date of application was within the following class of individuals:

     All employees and directors of First Allmerica and its affiliates and subsidiaries, all employees and registered representatives of any broker-dealer that has entered into a sales agreement with the Company, First Allmerica or VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.) to sell the Policies, and any spouses of the above persons or any children of the above persons.

                          FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of the Policy, on loans, withdrawals, or surrenders, on death benefit payments, and on the economic benefit to you or the Beneficiary depends upon a variety of factors. The following discussion is based upon the Company's understanding of the present federal income tax laws as they currently are interpreted. From time to time legislation is proposed which, if passed, could significantly, adversely and possibly retroactively affect the taxation of the Policy. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

It should be recognized that the following summary of federal income tax aspects of amounts received under the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. Specifically, the discussion below does not address certain tax provisions that may be applicable if the Policyowner is a corporation or the Trustee of an employee benefit plan. A qualified tax adviser always should be consulted with regard to the application of law to individual circumstances.

HOW ARE THE COMPANY AND THE SEPARATE ACCOUNT TAXED?

The Company is taxed as a life insurance company under Subchapter L of the Code and files a consolidated tax return with its parent and affiliates. The Company does not expect to incur any income tax upon the earnings or realized capital gains attributable to the Separate Account. Based on this, no charge is made for federal income taxes which may be attributable to the Separate Account.

Periodically, the Company will review the question of a charge to the Separate Account for federal income taxes. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company ultimately is determined to be other than what the Company believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the Company level, or if there is a change in the Company's tax status. Any such charge would be designed to cover the federal income taxes attributable to the investment results of the Separate Account.

Under current laws the Company also may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes paid, or reserves for such taxes, attributable to the Separate Account.

HOW ARE THE POLICIES TAXED?

The Company believes that the Policy described in this Prospectus will be considered a life insurance contract under Section 7702 of the Code, which generally provides for the taxation of life insurance policies and places limitations on premiums and the relationship of the Policy Value to the Insurance Amount at Risk. If a Policy qualifies as life insurance under Section 7702 of the Code, (1) the Death Proceeds are excludable from the gross income of the Beneficiary, and (2) any increase in the Policy Value is not taxable until received by the Policyowner or the Policyowner's designee. However, if a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide most of the tax advantages normally provided by life insurance. The Company reserves the right to amend the Policies to comply with any future changes in the Code, any regulations or rulings under the Code and any other requirements imposed by the Internal Revenue Service. Also see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

Depending upon the circumstances, a surrender, partial withdrawal, change in the Sum Insured Option, change in the Face Amount, lapse with Policy loan outstanding or assignment of the Policy may have tax consequences. In particular, under specified conditions, a distribution under the Policy during the first 15 years from Date of Issue that reduces future benefits under the Policy will be taxed to the Policyowner as ordinary income to the extent of any investment earnings in the Policy. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Insured, Policyowner or Beneficiary.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premiums paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. Policy loans are generally not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered. Withdrawals and loans from modified endowment contracts are subject to less favorable tax treatment. For an additional discussion of modified endowment contracts, please see WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?, below.

If the Death Benefit is not received in a lump sum but is instead applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

-    change beneficiaries,
-    assign the Policy,
-    revoke an assignment,
-    pledge the Policy, or
-    obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

HOW ARE POLICY LOANS TAXED?

The Company believes that non-preferred loans received under the Policy will be treated as an indebtedness of the Policyowner for federal income tax purposes. Under current law, these loans will not constitute income for the Policyowner while the Policy is in force (but see "Modified Endowment Policies"). There is a risk, however, that a preferred loan may be characterized by the IRS as a withdrawal and taxed accordingly. At the present time, the IRS has not issued any guidance on whether loans with the attributes of a preferred loan should be treated differently than a non-preferred loan. This lack of specific guidance makes the tax treatment of preferred loans uncertain. In the event pertinent IRS guidelines are issued in the future, you may convert your preferred loan to a non-preferred loan. However, it is possible that, notwithstanding the conversion, some or all of the loan could be treated as a taxable distribution from the Policy.

Section 264 of the Code restricts the deduction of interest on Policy loans. Consumer interest paid on Policy loans under an individually owned Policy is not tax deductible. No tax deduction for interest is allowed on Policy loans exceeding $50,000 in the aggregate, if the Insured is an officer or employee of, or is financially interested in, any business carried on by the taxpayer. There is an exception to this rule which permits a deduction for interest on loans up to $50,000 related to any business-owned policies covering officers or 20-percent owners, up to a maximum equal to the greater of (1) five individuals, or (2) the lesser of (a) 5% of the total number of officers and employees of the corporation, or (b) 20 individuals.

POLICIES ISSUED IN CONNECTION WITH TSA PLANS
The Policies may be issued in connection with tax-sheltered annuity plans ("TSA Plans") of certain public school systems and organizations that are tax exempt under Section 501(c)(3) of the Code.

Under the provisions of Section 403(b) of the Code, payments made for annuity policies purchased for employees under TSA Plans are excludable from the gross income of such employees, to the extent that the aggregate purchase payments in any year do not exceed the maximum contribution permitted under the Code. The Company has received a Private Letter Ruling with respect to the status of the Policies as providing "incidental life insurance" when issued in connection with TSA Plans. In the Private Letter Ruling, the IRS has taken the position that the purchase of a life insurance Policy by the employer as part of a TSA Plan will not violate the "incidental benefit" rules of Section 403(b) and the regulations thereunder. The Private Letter Ruling also stated that the use of current or accumulated contributions to purchase a life insurance Policy will not result in current taxation of the premium payments for the life insurance Policy, except for the current cost of the life insurance protection.

A Policy qualifying under Section 403(b) of the Code must provide that withdrawals or other distributions attributable to salary reduction contributions (including earnings) may not begin before the employee attains age 59 1/2, separates from service, dies, or becomes disabled. In the case of hardship, a Policyowner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may nonetheless be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

Policy loans are generally permitted in accordance with the terms of the Policy. However, if a Policy loan does not comply with the requirements of Code Section 72(p), the Policyowner's TSA plan may become disqualified and Policy values may be includible in current income.

WHAT ARE MODIFIED ENDOWMENT POLICIES AND HOW ARE THEY TAXED?

The Technical and Miscellaneous Revenue Act of 1988 ("the 1988 Act") adversely affects the tax treatment of distributions under so-called "modified endowment contracts." A life insurance policy is treated as a modified endowment contract under Section 7702A of the Code if it meets the definition of life insurance in
Section 7702, but fails the "seven-pay test" of Section 7702A. The Policy would fail to satisfy the seven-pay test if the cumulative premiums paid under the Policy at any time during the first seven Policy years (or within seven years of a material change in the Policy) exceed the sum of the net level premiums that would have been paid, had the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if benefits are reduced at anytime during the life of the Policy, there may be adverse tax consequences. Please consult your tax adviser.

If the Policy is considered a modified endowment contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. However, all distributions under the Policy will be taxed on an "income-first" basis. Most distributions received by the Policyowner directly or indirectly (including loans, withdrawals, surrenders, or the assignment or pledge of any portion of the Policy Value) will be includible in gross income to the extent that the cash Surrender Value of the Policy exceeds the Policyowner's investment in the Policy. Any additional amounts will be treated as a return of capital to the extent of the Policyowner's basis in the Policy. With certain exceptions, an additional 10% tax will be imposed on the portion of any distribution that is includible in income. All modified endowment contracts issued by the same insurance company to the same Policyowner during any calendar period will be treated as a single modified endowment contract in determining taxable distributions.

Currently, each Policy is reviewed when premiums are received to determine if it satisfies the seven-pay test. If the Policy does not satisfy the seven-pay test, the Company will notify the Policyowner of the option of requesting a refund of the excess premium. The refund process must be completed within 60 days after the Policy anniversary, or the Policy will be classified permanently as a modified endowment contract.

WHAT ARE THE DIVERSIFICATION REQUIREMENTS FOR THE SEPARATE ACCOUNT?

The Code also requires that the investment of each Sub-Account be adequately diversified in accordance with Treasury regulations in order to be treated as a life insurance Policy for tax purposes. Although the Company does not have control over the investments of the Funds, the Company believes that the Funds currently meet the Treasury's diversification requirements, and the Company will monitor continued compliance with these requirements. In connection with the issuance of previous regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which Policyowners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is possible that if and when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Policy or the Company's administrative rules may be modified as necessary to prevent a Policyowner from being considered the owner of the assets of the Separate Account.

CAN I BE CONSIDERED THE OWNER OF THE SEPARATE ACCOUNT ASSETS FOR TAX PURPOSES?

The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this Policy are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate Account assets. For example, you have the choice to allocate Premiums and Policy Values among more investment options. In addition, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income.

The Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However we make no guarantee that such modification to the Policy will be successful.

                                OTHER INFORMATION

ARE THERE OTHER IMPORTANT POLICY PROVISIONS?

The following Policy provisions may vary in certain states in order to comply with requirements of the insurance laws, regulations and insurance regulatory agencies in those states.

POLICYOWNER
The Policyowner is the Insured unless another Policyowner has been named in the application for the Policy. The Policyowner generally is entitled to exercise all rights under the Policy while the Insured is alive, subject to the consent of any irrevocable Beneficiary (the consent of a revocable Beneficiary is not required). The consent of the Insured is required whenever the Face Amount of insurance is increased.

BENEFICIARY
The Beneficiary is the person or persons to whom the insurance proceeds are payable upon the Insured's death. Unless otherwise stated in the Policy, the Beneficiary has no rights in the Policy before the death of the Insured. While the Insured is alive, you may change any Beneficiary unless you have declared a Beneficiary to be irrevocable. If no Beneficiary is alive when the Insured dies, the Policyowner (or the Policyowner's estate) will be the Beneficiary. If more than one Beneficiary is alive when the Insured dies, they will be paid in equal shares, unless you have chosen otherwise. Where there is more than one Beneficiary, the interest of a Beneficiary who dies before the Insured will pass to surviving Beneficiaries proportionally, unless otherwise requested.

INCONTESTABILITY
The Company will not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the Date of Issue. The Company will not contest the validity of any increase in the Face Amount after such increase or rider has been in force during the Insured's lifetime for two years from its effective date.

SUICIDE
The Death Proceeds will not be paid if the Insured commits suicide, while sane or insane, within two years from the Date of Issue. Instead, the Company will pay the Beneficiary an amount equal to all premiums paid for the Policy, without interest, and less any outstanding Debt and any partial withdrawals. If the Insured commits suicide, while sane or insane, generally within two years from the effective date of any increase in the Sum Insured, the Company's liability with respect to such increase will be limited to a refund of the cost thereof. The Beneficiary will receive the administrative charges and insurance charges paid for such increase.

AGE AND SEX
If the Insured's Age or sex as stated in the application for the Policy is not correct, benefits under the Policy will be adjusted to reflect the correct Age and sex, if death occurs prior to the Final Premium Payment Date. The adjusted benefit will be that which the most recent cost of insurance charge would have purchased for the correct Age and sex. In no event will the Sum Insured be reduced to less than the Guideline Minimum Sum Insured. In the case of a Policy issued on a unisex basis, this provision as it relates to misstatement of sex does not apply.

ASSIGNMENT
The Policyowner may assign the Policy as collateral or make an absolute assignment of the Policy. All rights under the Policy will be transferred to the extent of the assignee's interest. The consent of the assignee may be required in order to make changes in premium allocations, to make transfers, or to exercise other rights under the Policy. The Company is not bound by an assignment or release thereof, unless it is in writing and is recorded at the Principal Office. When recorded, the assignment will take effect as of the date the Written Request was signed. Any rights created by the assignment will be subject to any payments made or actions taken by the Company before the assignment is recorded. The Company is not responsible for determining the validity of any assignment or release.

CAN THE COMPANY DELAY PAYMENTS TO ME?

Payments of any amount due from the Separate Account upon surrender, partial withdrawals, or death of the Insured, as well as payments of a Policy loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC or (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. Payments under the Policy of any amounts derived from the premiums paid by check may be delayed until such time as the check has cleared your bank.

The Company also reserves the right to defer payment of any amount due from the General Account upon surrender, partial withdrawal or death of the Insured, as well as payments of Policy loans and transfers from the General Account, for a period not to exceed six months.

DO I HAVE ANY VOTING RIGHTS?

To the extent required by law, the Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Policyowners with Policy Value in such Sub-Account. If the 1940 Act or any rules thereunder should be amended, or if the present interpretation of the 1940 Act or such rules should change and, as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Policy, the Company reserves the right to do so.

Each person having a voting interest will be provided with proxy materials of the respective Underlying Fund, together with an appropriate form with which to give voting instructions to the Company. Shares held in each Sub-Account for which no timely instructions are received will be voted in proportion to the instructions which have been received by the Company. The Company also will vote shares held in the Separate Account that it owns and which are not attributable to the Policy in the same proportion.

The number of votes which a Policyowner has the right to instruct will be determined by the Company as of the record date established for the Underlying Fund. This number is determined by dividing each Policyowner's Policy Value in the Sub-Account, if any, by the net asset value of one share in the corresponding Underlying Fund in which the assets of the Sub-Account are invested.

We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the Fund shares be voted so as (1) to cause a change in the sub-classification or investment objective of one or more of the Funds, or (2) to approve or disapprove an investment advisory contract for the Funds. In addition, the Company may disregard voting instructions that are in favor of any change in the investment policies or in any investment adviser or principal underwriter if the change has been initiated by Policyowners or the Trustees. Our disapproval of any such change must be reasonable and, in the case of a change in investment policies or investment adviser, based on a good faith determination that such change would be contrary to state law or otherwise is inappropriate in light of the objectives and purposes of the Funds. In the event we do disregard voting instructions, a summary of and the reasons for that action will be included in the next periodic report to Policyowners.

WHAT REPORTS WILL I RECEIVE CONCERNING MY POLICY?

The Company will maintain the records relating to the Separate Account. Statements of significant transactions such as premium payments, changes in specified Face Amount, changes in Sum Insured Option, transfers among Sub-Accounts and the General Account, partial withdrawals, increases in loan amount by you, loan repayments, lapse, termination for any reason, and reinstatement will be sent to you promptly. In addition, you will be sent periodic reports containing financial statements and other information for the Separate Account and the Underlying Funds as required by the 1940 Act.

An annual statement also will be sent to you within 30 days after a Policy anniversary. The annual statement will summarize all of the above transactions and deductions of charges during the Policy year. It also will set forth the status of the Death Proceeds, Policy Value, Surrender Value, amounts in the Sub-Accounts and General Account, and any Policy loan(s).

The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Policy. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Principal Office in writing within 30 days after receipt of the statement.

ARE THERE ANY PENDING LEGAL PROCEEDINGS INVOLVING THE SEPARATE ACCOUNT?

On July 24, 2002, an action captioned AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LIMITED PARTNERSHIP, AND EMERALD INVESTMENTS LIMITED PARTNERSHIP V. ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5 million. Plaintiffs, who the Company subsequently identified as engaging in frequent transfers of significant sums between sub-accounts that in our opinion constituted "market timing", were subject to restrictions upon such trading that we imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts. We filed a motion for reconsideration and clarification of the court's partial summary judgment opinion, which was denied on April 8, 2004.

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts equal to the surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from our alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers. With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy, they have been able to obtain returns of between 35% to 40% annually. Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs' annuities was approximately $12.8 million in December 2001.

The Company intends to vigorously defend this matter, and regard plaintiffs claims for lost trading profits as being highly speculative and, in any case, subject to an obligation to mitigate damages. In addition, any damages for lost profits should, in our view, terminate as a result of the investment management industry's and regulators' actions to eliminate market timing, such as implementing "fair value" pricing.

MAY THE COMPANY ADD, DELETE OR SUBSTITUTE FUNDS?


The Company reserves the right, subject to applicable law, to close Sub-accounts to new investments or transfers, and to make substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund are no longer available for investment or if in the Company's judgment further investment in any Underlying Fund should become inappropriate in view of the purposes of the Separate Account or the affected Sub-Account, the Company may redeem the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Policy interest in a Sub-Account without notice to the Policyowner and prior approval of the SEC and state insurance authorities, to the extent required by law. The Separate Account may, to the extent permitted by law, purchase other securities for other policies or permit a conversion between policies upon request by a Policyowner.

The Company also reserves the right to establish additional Sub-Accounts of the Separate Account, each of which would invest in shares of a new Underlying Fund or in shares of another investment company. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Policyowners on a basis to be determined by the Company.

If any of these substitutions or changes are made, the Company may endorse the Policy to reflect the substitution or change, and will notify Policyowners of all such changes. If the Company deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account or any Sub-Account(s) may be operated as a management company under the 1940 Act, may be deregistered under the 1940 Act if registration is no longer required, or may be combined with other Sub-Accounts or other separate accounts of the Company.

WHAT IS MIXED AND SHARED FUNDING?

Shares of the Funds of the Trust also are issued to separate accounts of the Company and its affiliates which issue variable annuity contracts ("mixed funding"). Shares of the portfolios of the Underlying Funds also are issued to other unaffiliated insurance companies ("shared funding"). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life Policyowners or variable annuity contract owners.

Although the Company and the Underlying Investment Companies currently do not foresee any such disadvantages to either variable life insurance Policyowners or variable annuity contract owners, the Company and the respective Trustees intend to monitor events in order to identify any material conflicts and to determine what action, if any, should be taken. If the Trustees were to conclude that separate Funds should be established for variable life and variable annuity separate accounts, the Company will bear the expenses.

WHERE CAN I FIND THE FINANCIAL STATEMENTS OF THE COMPANY AND THE SEPARATE
ACCOUNT?

Financial Statements for the Company and for the Variable Account are included in the Statement of Additional Information. The financial statements of the Company should be considered only as a bearing on our ability to meet our obligations under the Policy. They should not be considered as a bearing on the investment performance of the assets held in the Variable Account.

                               THE GENERAL ACCOUNT

As discussed earlier, you may allocate Net Premiums and transfer Policy Value to the General Account. Because of exemption and exclusionary provisions in the securities law, any amount in the General Account generally is not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Accordingly, the disclosures in this section have not been reviewed by the SEC. Disclosures regarding the fixed portion of the Policy and the General Account may, however, be subject to certain generally applicable provisions of the federal securities laws concerning the accuracy and completeness of statements made in prospectuses.

GENERAL DESCRIPTION
The General Account of the Company is made up of all the general assets of the Company other than those allocated to any separate account. Allocations to the General Account become part of the assets of the Company and are used to support insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the investment of assets of the General Account.

A portion or all of Net Premiums may be allocated or transferred to accumulate at a fixed rate of interest in the General Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. The allocation or transfer of funds to the General Account does not entitle you to share in the investment experience of the General Account.

GENERAL ACCOUNT VALUES AND POLICY LOANS
The Company bears the full investment risk for amounts allocated to the General Account, and guarantees that interest credited to each Policyowner's Policy Value in the General Account will be at an effective annual yield of 4.0% ("Guaranteed Minimum Rate") compounded daily.

The Company may, AT ITS SOLE DISCRETION, credit a higher rate of interest ("excess interest"), although it is not obligated to credit interest in excess of 4%, and might not do so. The excess interest rate, if any, in effect on the date a premium is received at the Principal Office, however, is guaranteed on that premium for one year, unless the Policy Value associated with the premium becomes security for a Policy loan. AFTER SUCH INITIAL ONE-YEAR GUARANTEE OF INTEREST ON NET PREMIUM, ANY INTEREST CREDITED ON THE POLICY'S ACCUMULATED VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY. THE POLICYOWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE.

Even if excess interest is credited to accumulated value in the General Account, no excess interest will be credited to that portion of the Policy Value which is equal to the Debt. Such Policy Value, however, will be credited interest at an effective annual yield of at least 6%.

The Company guarantees that, on each Monthly Payment Date, the Policy Value in the General Account will be the amount of the Net Premiums allocated or the Policy Value transferred to the General Account, plus interest at an annual rate of 4%, plus any excess interest which the Company credits, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with loans, partial withdrawals, surrenders or transfers.

Policy loans also may be made from the Policy Value in the General Account.

                            GLOSSARY OF SPECIAL TERMS

ACCUMULATION UNIT: a measure of your interest in a Sub-Account.

AGE: the Insured's age as of the nearest birthday measured from a Policy anniversary.

BENEFICIARY: the person(s) designated by the Policyowner to receive the insurance proceeds upon the death of the Insured.


COMPANY: Unless otherwise specified, any reference to "We," "our," "us," and "the Company" refers to Allmerica Financial Life Insurance and Annuity Company.


DATE OF ISSUE: the date set forth in the Policy used to determine the Monthly Payment Date, Policy months, Policy years, and Policy anniversaries.

DEATH PROCEEDS: Prior to the Final Premium Payment Date, the Death Proceeds equal the amount calculated under the applicable Sum Insured Option (Option 1 or Option 2), less Debt outstanding at the time of the Insured's death, partial withdrawals, if any, partial withdrawal charges, and any due and unpaid Monthly Deductions.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. If the rider is in effect, the Death Proceeds will be greater of (a) the Face Amount as of the Final Premium Payment Date or (b) the Policy Value as of the date due proof of death for Option 2 and date of death for Option 1 is received by the Company.

DEBT: all unpaid Policy loans plus interest due or accrued on such loans.

DELIVERY RECEIPT: an acknowledgment, signed by the Policyowner and returned to the Company's Principal Office, that the Policyowner has received the Policy and the Notice of Withdrawal Rights.

EVIDENCE OF INSURABILITY: information, including medical information satisfactory to the Company, that is used to determine the Insured's Premium Class.

FACE AMOUNT: the amount of insurance coverage applied for; the Face Amount of each Policy is set forth in the specification pages of the Policy.

FINAL PREMIUM PAYMENT DATE: the Policy anniversary nearest the Insured's 95th birthday. The Final Premium Payment Date is the latest date on which a premium payment may be made. After this date, the Death Proceeds equal the Surrender Value of the Policy, unless the optional Guaranteed Death Benefit Rider is in effect. The Net Death Benefit may be different before and after the Final Payment Date. See THE DEATH BENEFIT.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GUIDELINE ANNUAL PREMIUM: the annual amount of premium that would be payable through the Final Premium Payment Date of a Policy for the specified Sum Insured, if premiums were fixed by the Company as to both timing and amount, and monthly cost of insurance charges were based on the 1980 Commissioners Standard Ordinary Mortality Tables (Mortality Table B, Smoker or Non-Smoker, for unisex Policies), net investment earnings at an annual effective rate of 5%, and fees and charges as set forth in the Policy and any Policy riders. The Sum Insured Option 1 Guideline Annual Premium is used when calculating the maximum surrender charge.

GUIDELINE MINIMUM SUM INSURED: the Guideline Minimum Sum Insured required to qualify the Policy as "life insurance" under federal tax laws. The Guideline Minimum Sum Insured varies by age; it is calculated by multiplying the Policy Value by a percentage determined by the Insured's Age.

The percentage factor is a percentage that, when multiplied by the Certificate Value, determines the minimum death benefit required under federal tax laws. For both the Option 1 and the Option 2, the percentage factor is based on the Insured's attained age, as set forth in GUIDELINE MINIMUM SUM INSURED TABLE under THE DEATH BENEFIT, WHAT ARE THE SUM INSURED OPTIONS?

INSURANCE AMOUNT AT RISK: the Sum Insured less the Policy Value.

LOAN VALUE: the maximum amount that may be borrowed under the Policy.

MINIMUM MONTHLY FACTOR: The Minimum Monthly Factor is a monthly premium amount calculated by the Company and specified in the Policy. If, in the first 48 Policy months following Date of Issue or the effective date of an increase in the Face Amount or of a Policy Change which causes a change in the Minimum Monthly Factor:

     - You make premium payments (less debt, partial withdrawals and partial withdrawal charges) at least equal to the sum of the Minimum Monthly Factors for the number of months the Policy, increase in Face Amount or Policy Change has been in force, and

     -    Debt does not exceed Policy Value less surrender charges, then

     -    the Policy is guaranteed not to lapse during that period.

EXCEPT FOR THE 48 POLICY MONTH PERIODS, MAKING MONTHLY PAYMENTS AT LEAST EQUAL TO THE MINIMUM MONTHLY FACTOR DOES NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE.

MONTHLY DEDUCTION: charges deducted monthly from the Policy Value of a Policy prior to the Final Premium Payment Date. The charges include the monthly cost of insurance, the monthly cost of any benefits provided by riders, and the monthly administrative charge.

MONTHLY PAYMENT DATE: the date on which the Monthly Deduction is deducted from the Policy Value.

NET PREMIUM: an amount equal to the premium less a tax expense charge.

POLICY CHANGE: any change in the Face Amount, the deletion of a rider, or a change in the Sum Insured Option.

POLICY VALUE: the total amount available for investment under a Policy at any time. It is equal to the sum of (a) the value of the Accumulation Units credited to a Policy in the Sub-Accounts, and (b) the accumulation in the General Account credited to that Policy.

POLICYOWNER: the person, persons or entity entitled to exercise the rights and privileges under the Policy.

PREMIUM CLASS: the risk classification that the Company assigns the Insured based on the information in the application and any other Evidence of Insurability considered by the Company. The Insured's Premium Class will affect the cost of insurance charge and the amount of premium required to keep the Policy in force.

PRINCIPAL OFFICE: the Company's office, located at 440 Lincoln Street, Worcester, Massachusetts 01653.

PRO-RATA ALLOCATION: In certain circumstances, you may specify from which Sub-Account certain deductions will be made or to which Sub-Account the Policy Value will be allocated. If you do not, the Company will allocate the deduction or Policy Value among the General Account and the Sub-Accounts in the same proportion that the Policy Value in the General Account (less Debt) and the Policy Value in each Sub-Account bear to the total Policy Value on the date of deduction or allocation.

SEPARATE ACCOUNT: A separate account consists of assets segregated from the Company's other assets. The investment performance of the assets of each separate account is determined separately from the other assets of the Company. The assets of a separate account which are equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business which the Company may conduct. In this prospectus, Separate Account refers to the VEL II Account of Allmerica Financial life Insurance and Annuity Company.


SUB-ACCOUNT: a division of a Separate Account. Each Sub-Account invests exclusively in the shares of a corresponding Underlying Fund.

SUM INSURED: the amount payable upon the death of the Insured, before the Final Premium Payment Date, prior to deductions for Debt outstanding at the time of the Insured's death, partial withdrawals and partial withdrawal charges, if any, and any due and unpaid Monthly Deductions. The amount of the Sum Insured will depend on the Sum Insured Option chosen, but always will be at least equal to the Face Amount.

SURRENDER VALUE: the amount payable upon a full surrender of the Policy. It is the Policy Value less any Debt and applicable surrender charges.


UNDERLYING FUNDS (FUNDS): the investment portfolios of AIM Variable Insurance Funds ("AIM"), AllianceBernstein Variable Products Series Fund, Inc. ("Alliance"), Delaware VIP Trust ("Delaware VIP"), Fidelity Variable Insurance Products Funds ("Fidelity VIP"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), Goldman Sachs Variable Insurance Trust ("GSVIT"), Janus Aspen Series ("Janus Aspen"), and T. Rowe Price International Series, Inc. ("T. Rowe Price"), which are available under the Policy.


VALUATION DATE: a day on which the net asset value of the shares of any of the Underlying Funds is determined and Accumulation Unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, partial withdrawal, or surrender of a Policy is received) when there is a sufficient degree of trading in an Underlying Fund's securities such that the current net asset value of the Sub-Accounts may be affected materially.


VEL II ACCOUNT: a separate account of the Company.


WRITTEN REQUEST: a request in writing, by the Policyowner, satisfactory to the Company.

YOU OR YOUR: the Policyowner, as shown in the application or the latest change filed with the Company.

- THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") INCLUDES ADDITIONAL INFORMATION ABOUT THE VEL II ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY. THE SAI IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-533-7881.

- IF YOU OWN A POLICY AND WOULD LIKE MORE INFORMATION OR WOULD LIKE TO REQUEST A PERSONALIZED ILLUSTRATION OF DEATH BENEFITS, CASH SURRENDER VALUES AND CASH VALUES, YOU MAY CALL TOLL FREE 1-800-533-7881.

ALL CORRESPONDENCE MAY BE MAILED TO: ALLMERICA LIFE, P.O. BOX 8179, BOSTON, MA 02266-8179

INFORMATION ABOUT THE VEL II ACCOUNT (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-942-8090. REPORTS AND OTHER INFORMATION ABOUT THE VEL II ACCOUNT ARE AVAILABLE ON THE COMMISSION'S INTERNET SITE AT http://www.sec.gov. COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, 450 FIFTH STREET, NW, WASHINGTON, DC 20549-0102.


VEL II Separate Account of Allmerica Financial Life Insurance and Annuity Company File No. 811-7466/33-57792

                                 VEL II ACCOUNT

                                       OF

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                       STATEMENT OF ADDITIONAL INFORMATION

          INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS DATED MAY 1, 2006 ("THE PROSPECTUS") FOR THE INDIVIDUAL FLEXIBLE PAYMENT VARIABLE LIFE INSURANCE POLICIES FUNDED BY THE VEL II ACCOUNT OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY. THE PROSPECTUS MAY BE OBTAINED FROM CLIENT SERVICES, ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, TELEPHONE 1-800-533-7881.


                                DATED MAY 1, 2006


VEL II Account

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                         3

SERVICES                                                                4

         SERVICE PROVIDERS                                              4
         OTHER SERVICE ARRANGEMENTS                                     4

UNDERWRITERS AND DISTRIBUTION                                           5

MORE INFORMATION ABOUT DEATH BENEFITS                                   6

     GUIDELINE MINIMUM SUM INSURED                                      6
         DEATH PROCEEDS                                                 6
         EXAMPLES OF SUM INSURED OPTIONS                                7
         CHANGING BETWEEN SUM INSURED OPTIONS                           8

ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS                     8

         WAIVER OR REDUCTION OF CHARGES                                 8
         CALCULATION OF MAXIMUM SURRENDER CHARGES                       9

PERFORMANCE INFORMATION                                                 13

         OTHER PERFORMANCE INFORMATION                                  13

FINANCIAL STATEMENTS                                                    F-1

                         GENERAL INFORMATION AND HISTORY


Allmerica Financial Life Insurance and Annuity Company (the "Company") is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica)", which in turn was a direct subsidiary of The Hanover Insurance Group ("THG," formerly known as "Allmerica Financial Corporation"). Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of THG. On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 85 Broad Street, New York, NY 10004. The Company's principal office (the "Principal Office") is located at 440 Lincoln Street, Worcester, Massachusetts 01653, telephone
(508) 855-1000.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2005, the Company and its subsidiaries had over $X.XX billion in assets and over $XX,X billion of life insurance in force.

The VEL II Account of Allmerica Financial (the "Variable Account") is a separate investment account established on February 2, 1993. It meets the definition of "separate account" under federal securities laws, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). This registration does not involve SEC supervision of the management or investment practices or policies of the Variable Account or of the Companies. We reserve the right, subject to law, to change the names of the Variable Account and the sub-accounts.


Several Sub-Accounts of the Variable Account are available under the VEL II contract (the "Contract"). Each Sub-Account invests in a corresponding investment portfolio:


GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)
Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs CORE(SM) U.S. Equity Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs International Equity Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund


AIM VARIABLE INSURANCE FUNDS  (SERIES I SHARES)
AIM V.I. Health Sciences Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)
AllianceBernstein Large Cap Growth Portfolio

DELAWARE VIP TRUST
Delaware VIP International Value Equity Series

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
Fidelity VIP Asset Manager Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Overseas Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)
FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small-Mid Cap Growth Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)
Janus Aspen Large Cap Growth Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.
T. Rowe Price International Stock Portfolio

                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. Allmerica Financial serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. The Company's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP is the Company's Registered Public Accounting Firm. PricewaterhouseCoopers LLP is located at 125 High Street, Boston MA 02110.


MAIL ROOM SERVICES. Boston Financial Data Services, Inc. ("BFDS") with principal offices at 2 Heritage Drive, North Quincy, Massachusetts 02171, provides mailroom service facilities and lockbox services to the Company. At such time as the administrative services agreements with Security Benefit Life Insurance Company and its affiliates are in effect with respect to the Variable Account (currently anticipated to be on or about June 30, 2006), the agreement with BFDS will terminate. See ADMINISTRATIVE SERVICES, below.

ADMINISTRATIVE SERVICES. Goldman Sachs and Allmerica Financial have retained Security Benefit Life Insurance Company and its affiliates (collectively, "Security Benefit") to provide administrative, accounting, and other services to the Company. The principal administrative offices of Security Benefit are located at One Security Benefit Place, Topeka, Kansas. With respect to the Variable Account, it is currently anticipated that the agreements with Security Benefit go into effect on or about June 30, 2006. In addition, with respect to its variable product lines, the Company has entered into a Transition Services Agreement with First Allmerica and THG, effective December 30, 2005, under which employees of First Allmerica will provide administrative, accounting, and other services to the Company, until such time as the administrative services agreements with Security Benefit are in effect


OTHER SERVICE ARRANGEMENTS

We may enter into certain arrangements under which we (or our affiliates) are compensated by the investment advisers, distributors and/or affiliates of the underlying funds for the distribution and/or administrative services which we provide to the underlying funds. The amount of the compensation usually is based on the aggregate net asset value of assets held in the separate accounts of the Company that are invested in an underlying fund. The amounts we receive under these arrangements currently range from 0.10% to 0.40%.

                          UNDERWRITERS AND DISTRIBUTION

VeraVest Investments, Inc. ("VeraVest," formerly Allmerica Investments, Inc.), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), serves as principal underwriter and general distributor for the Policy pursuant to a contract with the Company and the Variable Account. VeraVest is located at 440 Lincoln Street, Worcester, Massachusetts 01653, and is presently wholly-owned by Allmerica Financial. The Policies were sold by agents of the Company who were registered representatives of VeraVest or of certain independent broker-dealers which are members of the NASD. The Company has effectively ceased issuing new Policies.

The Company pays commissions to registered representatives who sold the Policy based on a commission schedule. After issue of the Policy or an increase in the Face Amount, commissions generally equal 50% of the first-year premiums up to a basic premium amount established by the Company. Thereafter, commissions generally will not exceed 5.3% of any additional premiums. However, we may pay higher amounts under certain circumstances.

The Company intends to recoup the commission and other sales expense through a combination of the deferred sales charge component of the anticipated surrender and partial withdrawal charges, and the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company. There is no additional charge to Policyowners or to the Separate Account. Any surrender charge assessed on a Policy will be retained by the Company except for amounts it may pay to VeraVest. for services it performs and expenses it may incur as principal underwriter and general distributor.


The aggregate amounts of commissions paid to VeraVest for sales of all policies funded by the VEL II Account of Allmerica Financial for the years 2003, 2004, and 2005 were $3,899,427.61, $2,037,196.73, and $X,XXX,XXX. No commissions were retained by VeraVest for sales of all contracts funded by the VEL II Account (including contracts not described in the Prospectus) for the years 2003, 2004 and 2005.

                      MORE INFORMATION ABOUT DEATH BENEFITS

GUIDELINE MINIMUM SUM INSURED

To remain qualified as "life insurance" for federal tax purposes, federal tax law requires that policies have a minimum amount of pure life insurance protection in relation to the size of the Policy Value. The Guideline Minimum Sum Insured is used to determine compliance with this requirement. So long as the Policy qualifies as a life insurance contract, the insurance proceeds will be excluded from the gross income of the Beneficiary.

The Policy provides two Sum Insured Options: Option 1 and Option 2, as described below. You designate the desired Sum Insured Option in the application. You may change the Option once per Policy year by written request. There is no charge for a change in Option.

Under Option 1, the Sum Insured is equal to the greater of the Face Amount of insurance or the Guideline Minimum Sum Insured. Under Option 2, the Sum Insured is equal to the greater of the Face Amount of insurance plus the Policy Value or the Guideline Minimum Sum Insured.

         AGE OF INSURED                                                                 PERCENTAGE OF
         ON DATE OF DEATH                                                               POLICY VALUE
         ----------------                                                               ------------
               40 and under                                                                  250%
               45                                                                            215%
               50                                                                            185%
               55                                                                            150%
               60                                                                            130%
               65                                                                            120%
               70                                                                            115%
               75                                                                            105%
               80                                                                            105%
               85                                                                            105%
               90                                                                            105%
               95 and above                                                                  100%

For the Ages not listed, the progression between the listed Ages is linear.

Under both Option 1 and Option 2, the Sum Insured provides insurance protection. Under Option 1, the Sum Insured remains level unless the applicable percentage of Policy Value under the Guideline Minimum Sum Insured exceeds the Face Amount, in which case the Sum Insured will vary as the Policy Value varies. Under Option 2, the Sum Insured varies as the Policy Value changes.

For any Face Amount, the amount of the Sum Insured (and the Death Proceeds) will be greater under Option 2 than under Option 1. This is because the Policy Value is added to the specified Face Amount and included in the Death Proceeds only under Option 2. Under Option 2, however, the cost of insurance included in the Monthly Deduction will be greater, and the rate at which Policy Value will accumulate will be slower (assuming the same specified Face Amount and the same actual premiums paid).

If you desire to have premium payments and investment performance reflected in the amount of the Sum Insured, you should choose Option 2. If you desire premium payments and investment performance reflected to the maximum extent in the Policy Value, you should select Option 1.

DEATH PROCEEDS

As long as the Policy remains in force, upon due proof of the Insured's death, the Company will pay the Death Proceeds of the Policy to the named Beneficiary. The Company normally will pay the Death Proceeds within seven days of receiving due proof of the Insured's death, but the Company may delay payments under certain circumstances. The Death Proceeds may be received by the Beneficiary in cash or under one or more of the payment options set forth in the Policy.

Prior to the Final Premium Payment Date, the Death Proceeds are equal to:

     - the Sum Insured provided under Option 1 or Option 2, whichever is elected and in effect on the date of death; plus
     - any additional insurance on the Insured's life that is provided by rider; minus
     - any outstanding Debt, any partial withdrawals and partial withdrawal charges, and any Monthly Deductions due and unpaid through the Policy month in which the Insured dies.

After the Final Premium Payment Date, the Death Proceeds equal the Surrender Value of the Policy, unless the Guaranteed Death Benefit Rider is in effect. If the Guaranteed Death Benefit Rider is in effect, the Death Proceed equal the greater of the Face Amount or Surrender Value. The amount of Death Proceeds payable will be determined as of the date the Company receives due proof of the Insured's death for Option 2 and on the date of the Insured's death for Option 1.

EXAMPLES OF SUM INSURED OPTIONS

For the purposes of the following examples, assume that the Insured is under the Age of 40 and that there is no outstanding Debt.

EXAMPLE OF OPTION 1
Under Option 1, the Face Amount of the Policy generally will equal the Sum Insured. If at any time, however, the Policy Value multiplied by the applicable percentage is less than the Face Amount, the Sum Insured will equal the Face Amount of the Policy.

For example, a Policy with a $50,000 Face Amount will generally have a Sum Insured equal to $50,000. Because the Sum Insured must be equal to or greater than 250% of Policy Value, however, if at any time the Policy Value exceeds $20,000, the Sum Insured will exceed the $50,000 Face Amount. In this example, each additional dollar of Policy Value above $20,000 will increase the Sum Insured by $2.50. For example, a Policy with a Policy Value of $35,000 will have a Guideline Minimum Sum Insured of $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 (because of partial withdrawals, charges or negative investment performance), the Sum Insured will be reduced from $62,500 to $50,000.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were, for example, 50 (rather than between 0 and 40), the applicable percentage would be 185%. The Sum Insured would not exceed the $50,000 Face Amount unless the Policy Value exceeded $27,027 (rather than $20,000), and each dollar then added to or taken from Policy Value would change the Sum Insured by $1.85.

EXAMPLE OF OPTION 2
Under Option 2, the Sum Insured is generally equal to the Face Amount of the Policy plus the Policy Value. The Sum Insured under Option 2, however, always will be the greater of:

     -    the Face Amount plus Policy Value; or

     - the Policy Value multiplied by the applicable percentage from the Guideline Minimum Sum Insured Table.

For example, a Policy with a Face Amount of $50,000 and with Policy Value of $5,000 will produce a Sum Insured of $55,000 ($50,000 + $5,000). Policy Value of $10,000 will produce a Sum Insured of $60,000 ($50,000 + $10,000); Policy Value of $25,000 will produce a Sum Insured of $75,000 ($50,000 + $25,000).

According to the Guideline Minimum Sum Insured Table, however, the Sum Insured for the example must be at least 250% of the Policy Value. Therefore, if the Policy Value is greater than $33,333, 250% of that amount will be the required Sum Insured, which will be greater than the Face Amount plus Policy Value. In this example, each additional dollar of Policy Value above $33,333 will increase the Sum Insured by $2.50. For example, if the Policy Value is $35,000, the Guideline Minimum Sum Insured will be $87,500 ($35,000 X 2.50); Policy Value of $40,000 will produce a

Guideline Minimum Sum Insured of $100,000 ($40,000 X 2.50); and Policy Value of $50,000 will produce a Guideline Minimum Sum Insured of $125,000 ($50,000 X 2.50).

Similarly, if the Policy Value exceeds $33,333, each dollar taken out of the Policy Value will reduce the Sum Insured by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial withdrawals, charges or negative investment performance, the Sum Insured will be reduced from $112,500 to $100,000. If at any time, however, Policy Value multiplied by the applicable percentage is less than the Face Amount plus Policy Value, then the Sum Insured will be the current Face Amount plus the Policy Value.

The applicable percentage becomes lower as the Insured's Age increases. If the Insured's Age in the above example were 50, the Sum Insured must be at least
1.85 times the Policy Value. The amount of the Sum Insured would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,000). Each dollar added to or subtracted from the Policy would change the Sum Insured by $1.85.

CHANGING BETWEEN SUM INSURED OPTIONS

Generally, the Sum Insured Option in effect may be changed once each Policy year by sending a Written Request for change to the Principal Office. Changing Sum Insured Options will not require Evidence of Insurability. The effective date of any such change will be the Monthly Payment Date on or following the date of receipt of the request. No charges will be imposed on changes in Sum Insured Options.

CHANGE FROM OPTION 1 TO OPTION 2
If the Sum Insured Option is changed from Option 1 to Option 2, the Face Amount will be decreased to equal the Sum Insured less the Policy Value on the effective date of the change. This change may not be made if it would result in a Face Amount of less than $40,000. A change from Option 1 to Option 2 will not alter the amount of the Sum Insured at the time of the change, but will affect the determination of the Sum Insured from that point on. Because the Policy Value will be added to the new specified Face Amount, the Sum Insured will vary with the Policy Value. Under Option 2, the Insurance Amount at Risk always will equal the Face Amount unless the Guideline Minimum Sum Insured is in effect. The cost of insurance also may be higher or lower than it otherwise would have been without the change in Sum Insured Option.

CHANGE FROM OPTION 2 TO OPTION 1
If the Sum Insured Option is changed from Option 2 to Option 1, the Face Amount will be increased to equal the Sum Insured which would have been payable under Option 2 on the effective date of the change (i.e., the Face Amount immediately prior to the change plus the Policy Value on the date of the change). The amount of the Sum Insured will not be altered at the time of the change. The change in option, however, will affect the determination of the Sum Insured from that point on, since the Policy Value no longer will be added to the Face Amount in determining the Sum Insured; the Sum Insured will equal the new Face Amount (or, if higher, the Guideline Minimum Sum Insured). The cost of insurance may be higher or lower than it otherwise would have been since any increases or decreases in Policy Value will reduce or increase, respectively, the Insurance Amount at Risk under Option 1. Assuming a positive net investment return with respect to any amounts in the Separate Account, changing the Sum Insured Option from Option 2 to Option 1 will reduce the Insurance Amount at Risk and therefore the cost of insurance charge for all subsequent Monthly Deductions, compared to what such charge would have been if no such change were made.

A change in Sum Insured Option may result in total premiums paid exceeding the then-current maximum premium limitation determined by IRS rules. In such event, the Company will pay the excess to the Policyowner.

               ADDITIONAL INFORMATION ABOUT CHARGES AND DEDUCTIONS

WAIVER OR REDUCTION OF CHARGES

The Company may waive or reduce the premium tax charge, administrative charges, surrender charge, or 5% partial withdrawal charge, and will not pay commissions on Policies, where the Insured is within the following class of individuals:

     All employees of First Allmerica and its affiliates and subsidiaries located at First Allmerica's home office (or at off-site locations if such employees are on First Allmerica's home office payroll); all directors of First Allmerica and its affiliates and subsidiaries; all retired employees of First Allmerica and its affiliates and subsidiaries eligible under First Allmerica Companies' Pension Plan or any successor plan; all General Agents, agents and field staff of First Allmerica; and all spouses, children, siblings, parents and grandparents of any individuals identified above, who reside in the same household.

CALCULATION OF MAXIMUM SURRENDER CHARGES

A separate surrender charge is calculated upon issuance of the Policy and upon each increase in the Face Amount. The maximum surrender charge is equal to the sum of (a) plus (b), where (a) is a deferred administrative charge equal to $8.50 per $1,000 of initial Face Amount (or Face Amount increase), and (b) is a deferred sales charge of 49% of premiums received up to a maximum number of Guideline Annual Premiums (GAPs) subject to the deferred sales charge that varies by issue Age or Age at time of increase, as applicable:

            APPLICABLE AGE          MAXIMUM GAPs        APPLICABLE AGE         MAXIMUM GAPs
            --------------          ------------        --------------         ------------
                 0-55                 1.660714                68                 1.290612
                  56                  1.632245                69                 1.262143
                  57                  1.603776                70                 1.233673
                  58                  1.575306                71                 1.205204
                  59                  1.546837                72                 1.176735
                  60                  1.518367                73                 1.148265
                  61                  1.489898                74                 1.119796
                  62                  1.461429                75                 1.091327
                  63                  1.432959                76                 1.062857
                  64                  1.404490                77                 1.034388
                  65                  1.376020                78                 1.005918
                  66                  1.347551                79                 0.977449
                  67                  1.319082                80                 0.948980

A further limitation is imposed based on the Standard Nonforfeiture Law of each state. The maximum surrender charges upon issuance of the Policy and upon each increase in the Face Amount are shown in the table below. During the first two Policy years following issue or an increase in the Face Amount, the actual surrender charge may be less than the maximum. See CHARGES AND DEDUCTIONS -- "Surrender Charge."

The maximum surrender charge initially remains level and then grades down according to the following schedule:

AGES
----
0-50     The maximum surrender charge remains level for the first 40 Policy months, reduces by 0.5% for the next 80 Policy months, then decreases by 1% per month to zero at the end of 180 Policy months
         (15 Policy years).

51 and   The maximum surrender charge remains level for 40 Policy
above    months and decreases per month by above the percentages below:

         Age 51 -- 0.78% per month for 128 months
         Age 52 -- 0.86% per month for 116 months
         Age 53 -- 0.96% per month for 104 months
         Age 54 -- 1.09% per month for 92 months
         Age 55 and over -- 1.25% per month for 80 months

The factors used in calculating the maximum surrender charges vary with the issue Age, sex and Premium Class (Smoker) as indicated in the table below:

                 MAXIMUM SURRENDER CHARGE PER $1,000 FACE AMOUNT

    AGE AT
   ISSUE OR        MALE         MALE        FEMALE      FEMALE
   INCREASE     NONSMOKER      SMOKER     NONSMOKER     SMOKER
   --------     ---------      ------     ---------     ------
       0                         8.63                     7.68
       1                         8.63                     7.70
       2                         8.78                     7.81
       3                         8.94                     7.93
       4                         9.10                     8.05
       5                         9.27                     8.18
       6                         9.46                     8.32
       7                         9.65                     8.47
       8                         9.86                     8.62
       9                        10.08                     8.78
      10                        10.31                     8.95
      11                        10.55                     9.13
      12                        10.81                     9.32
      13                        11.07                     9.51
      14                        11.34                     9.71
      15                        11.62                     9.92
      16                        11.89                    10.14
      17                        12.16                    10.36
      18          10.65         12.44        9.73        10.59
      19          10.87         12.73        9.93        10.83
      20          11.10         13.02       10.15        11.09
      21          11.34         13.33       10.37        11.35
      22          11.59         13.66       10.60        11.63
      23          11.85         14.01       10.85        11.92
      24          12.14         14.38       11.10        12.22
      25          12.44         14.77       11.37        12.54
      26          12.75         15.19       11.66        12.88
      27          13.09         15.64       11.95        13.23
      28          13.45         16.11       12.26        13.60
      29          13.83         16.62       12.59        13.99
      30          14.23         17.15       12.93        14.40
      31          14.66         17.72       13.29        14.83
      32          15.10         18.32       13.67        15.28
      33          15.58         18.96       14.07        15.75
      34          16.08         19.63       14.49        16.25
      35          16.60         20.35       14.93        16.77
      36          17.16         21.10       15.39        17.33
      37          17.75         21.89       15.88        17.91
      38          18.37         22.73       16.39        18.51
      39          19.02         23.55       16.93        19.15
      40          19.71         24.28       17.50        19.81
      41          20.44         25.04       18.09        20.51

    AGE AT
   ISSUE OR        MALE         MALE       FEMALE        FEMALE
   INCREASE     NONSMOKER      SMOKER     NONSMOKER      SMOKER
   --------     ---------      ------     ---------      ------
      42          21.20         25.85       18.71        21.23
      43          22.02         26.71       19.36        21.98
      44          22.87         27.61       20.04        22.77
      45          23.61         28.56       20.76        23.56
      46          24.36         29.57       21.52        24.23
      47          25.15         30.63       22.33        24.94
      48          26.00         31.16       23.14        24.69
      49          26.90         32.95       23.83        26.47
      50          27.85         34.21       24.57        27.31
      51          28.87         35.56       25.35        28.18
      52          29.96         36.99       26.17        29.11
      53          31.12         38.25       27.05        30.09
      54          32.56         38.25       27.95        31.12
      55          33.67         38.25       28.97        32.21
      56          34.62         38.25       29.65        32.94
      57          35.61         38.25       30.36        33.70
      58          36.65         38.25       31.11        34.49
      59          37.73         38.25       32.74        36.23
      60          38.25         38.25       32.74        36.23
      61          38.25         38.25       33.63        37.18
      62          38.25         38.25       34.57        38.18
      63          38.25         38.25       35.56        38.25
      64          38.25         38.25       36.60        38.25
      65          38.25         38.25       37.68        38.25
      66          38.25         38.25       38.25        38.25
      67          38.25         38.25       38.25        38.25
      68          38.25         38.25       38.25        38.25
      69          38.25         38.25       38.25        38.25
      70          38.25         38.25       38.25        38.25
      71          38.25         38.25       38.25        38.25
      72          38.25         38.25       38.25        38.25
      73          38.25         38.25       38.25        38.25
      74          38.25         38.25       38.25        38.25
      75          38.25         38.25       38.25        38.25
      76          38.25         38.25       38.25        38.25
      77          38.25         38.25       38.25        38.25
      78          38.25         38.25       38.25        38.25
      79          38.25         38.25       38.25        38.25
      80          38.25         38.25       38.25        38.25

EXAMPLES. For the purposes of these examples, assume that a male, Age 35, non-smoker purchases a $100,000 Policy. In this example the Guideline Annual Premium ("GAP") equals $1,118.22. His maximum surrender charge is calculated as follows:

     (a)      Deferred administrative charge
              ($8.50/$1,000 of Face Amount)                          $    850.00

     (b)      Deferred sales charge
              (49% X 1.660714 GAPs)                                  $    909.95

                  TOTAL                                              $  1,759.95

     Maximum surrender charge per Table (16.60 X 100)                $  1,660.00

During the first two Policy years after the Date of Issue, the actual surrender charge is the smaller of the maximum surrender charge and the following sum:

     (a)      Deferred administrative charge
              ($8.50/$1,000 of Face Amount)                          $    850.00

     (b)      Deferred sales charge (not to exceed                        Varies
              29% of Premiums received, up to one GAP,
              plus 9% of premiums received in excess of
              one GAP, but less than the maximum number
              of GAPs subject to the deferred sales charge)

                                                              Sum of (a) and (b)

The maximum surrender charge is $1,660. All premiums are associated with the initial Face Amount unless the Face Amount is increased.

EXAMPLE 1:

Assume the Policyowner surrenders the Policy in the tenth Policy month, having paid total premiums of $900. The actual surrender charge would be $1,111.

EXAMPLE 2:

Assume the Policyowner surrenders the Policy in the 120th Policy month. After the 40th Policy month, the maximum surrender charge decreases by 0.5% per month ($8.30 per month in this example.) In this example, the maximum surrender charge would be $996.

The Surrender charge is designed to partially reimburse us for the administrative costs of product research and development, underwriting, policy administration and for distribution expenses, including commissions to our representatives, advertising, and the printing of prospectuses and sales literature.

                             PERFORMANCE INFORMATION


The Policy was first offered to the public in 1993. The Company may advertise "Total Return" and "Average Annual Total Return" performance information based on the periods that the Sub-Accounts have been in existence .


The returns in the tables reflect the charges assessed against the Separate Account (e.g., the mortality and expense risk charge and the administration charge) and all charges and expenses of the Underlying Funds. However, the tax expense charge, the charges that vary with each Policy because they are based on certain factors that vary with the individual characteristics of the Insured (e.g., the Monthly Deduction and Surrender Charges), and transaction charges are not reflected in the rates of return shown below. If these charges were deducted, the returns in the Tables would have been significantly lower. The tables do not illustrate how investment performance of the underlying funds will affect policy values and benefits because they do not reflect deduction of all applicable policy charges.


In each table, "One-Year Total Return" refers to the total of the income generated by a Sub-Account, based on certain charges and assumptions as described in the respective tables, for the one-year period ended December 31, 2005. "Average Annual Total Return" is based on the same charges and assumptions, but reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Sub-Account's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.


OTHER PERFORMANCE INFORMATION

We may compare performance information for a sub-account in reports and promotional literature to:

     -    Standard & Poor's 500 Composite Stock Price Index (S&P 500)

     -    Dow Jones Industrial Average (DJIA)

     -    Shearson, Lehman Aggregate Bond Index

     - Other unmanaged indices of unmanaged securities widely regarded by investors as representative of the securities markets

     - Other groups of variable life separate accounts or other investment products tracked by Lipper Inc.

     - Other services, companies, publications or persons, such as Morningstar, Inc., who rank the investment products on performance or other criteria

     -    The Consumer Price Index

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to Policy owners and prospective Policy owners. These topics may include:

     - The relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing)

     - The advantages and disadvantages of investing in tax-deferred and taxable investments

     -    Customer profiles and hypothetical payment and investment scenarios

     -    Financial management and tax and retirement planning

     - Investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Policies and the characteristics of and market for the financial instruments.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P") and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/heath insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Portfolios.

At the Special Meeting of Shareholders of Allmerica Investment Trust ("AIT") that was held on December 9, 2005, the shareholders of each fund of AIT ("AIT fund") approved the reorganization and merger of each AIT Fund into a corresponding portfolio of the Goldman Sachs Variable Insurance Trust. As of the close of business on January 6, 2006, each AIT Fund reorganized into the corresponding Goldman Sachs VIT Fund, as follows:

     FUNDS OF ALLMERICA INVESTMENT TRUST
     AIT Core Equity Fund
     AIT Equity Index Fund
     AIT Government Bond Fund
     AIT Money Market Fund
     AIT Select Capital Appreciation Fund
     AIT Select Growth Fund
     AIT Select International Equity Fund
     AIT Select Investment Grade Income Fund
     AIT Select Value Opportunity Fund

     FUNDS OF GOLDMAN SACHS VARIABLE INSURANCE TRUST
     Goldman Sachs CORE(SM) U.S. Equity Fund
     Goldman Sachs Equity Index Fund
     Goldman Sachs Government Income Fund
     Goldman Sachs Money Market Fund
     Goldman Sachs Growth Opportunities Fund
     Goldman Sachs Capital Growth Fund
     Goldman Sachs International Equity Fund
     Goldman Sachs Core Fixed Income Fund
     Goldman Sachs Mid Cap Value Fund

Because the Goldman Sachs funds were not available under the products until January 6, 2006, no annual total return performance information is available for them.

                                     TABLE I
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                          AVERAGE ANNUAL TOTAL RETURNS

                      FOR PERIODS ENDING DECEMBER 31, 2005

                         SINCE INCEPTION OF SUB-ACCOUNTS
            (EXCLUDING MONTHLY POLICY CHARGES AND SURRENDER CHARGES)

The following performance information is based on the periods that the Sub-Accounts have been in existence. The performance information is net of total Underlying Fund expenses and all Sub-Account charges. THE DATA DOES NOT REFLECT THE TAX EXPENSE CHARGE, MONTHLY CHARGES UNDER THE POLICIES, SURRENDER CHARGES, OR TRANSACTION CHARGES. IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD HAVE BEEN SIGNIFICANTLY LOWER IN THE TABLE BELOW. It is assumed that an annual premium payment of $3,000 (approximately one Guideline Annual Premium) was made at the beginning of each Policy year and that ALL premiums were allocated to EACH Sub-Account individually.


                                                                 SUB-                            10 YEARS
                                                               ACCOUNT    FOR YEAR               OR SINCE
                                                              INCEPTION     ENDED       5      INCEPTION OF
                                                                DATE      12/31/05    YEARS     SUB-ACOUNT
-----------------------------------------------------------------------------------------------------------
AIT Core Equity Fund                                           07/06/93     9.52%     -4.86%       8.68%
AIT Equity Index Fund                                          07/18/93     9.44%     -3.35%      10.65%
AIT Government Bond Fund                                       07/22/93     1.30%      5.23%       5.26%
AIT Money Market Fund                                          07/18/93     0.11%      1.97%       3.25%
AIT Select Capital Appreciation Fund                           04/30/95    17.68%      5.68%      12.54%
AIT Select Growth Fund                                         07/20/93     6.58%    -10.20%       7.19%
AIT Select International Equity Fund                           05/03/94    13.55%     -4.14%       6.13%
AIT Select Investment Grade Income Fund                        07/19/93     3.15%      5.85%       6.15%
AIT Select Value Opportunity Fund                              07/18/93    18.39%     14.31%      13.42%
AIM V.I. Health Sciences Fund                                  05/01/01     6.71%       N/A        0.96%
AllianceBernstein Large Cap Growth Portfolio                   05/01/01     7.48%       N/A       -6.72%
Delaware VIP International Value Equity Series                 07/18/93    20.81%      5.67%       8.90%
Fidelity VIP Asset Manager Portfolio                           05/10/94     4.63%      0.10%       7.11%
Fidelity VIP Equity-Income Portfolio                           07/06/93    10.64%      3.63%      10.38%
Fidelity VIP Growth Portfolio                                  07/18/93     2.55%     -7.53%       9.05%
Fidelity VIP High Income Portfolio                             07/18/93     8.72%     -1.05%       4.27%
Fidelity VIP Overseas Portfolio                                07/20/93    12.73%     -4.47%       5.42%
FT VIP Franklin Large Cap Growth Securities Fund               05/01/01     7.07%       N/A       -2.82%
FT VIP Franklin Small-Mid Cap Growth Securities Fund           05/01/01    10.58%       N/A       -0.20%
Janus Aspen Large Cap Growth Portfolio                         05/01/01     3.37%       N/A       -6.76%
T. Rowe Price International Stock Portfolio                    06/21/95    12.86%     -5.72%       3.52%


PERFORMANCE INFORMATION REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT DURING THE PARTICULAR TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. ONE-YEAR TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES, CHARACTERISTICS AND QUALITY OF THE PORTFOLIO OF THE UNDERLYING FUND IN WHICH A SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of the Company as of December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, and the financial statements of the VEL II Account of the Company as of December 31, 2005 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Policies.

                            PART C: OTHER INFORMATION

ITEM 27.  EXHIBITS

     (A)  BOARD OF DIRECTORS RESOLUTION.

                Certified copy of Resolutions of the Board of Directors of the Company of January 21, 1993 establishing the VEL II Account was previously filed on February 13, 1998 in Post-Effective Amendment No. 10 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (B)  CUSTODIAN AGREEMENTS.

                Not applicable.

     (C)  UNDERWRITING CONTRACTS.

                (1) Underwriting and Administrative Services Agreement between the Company and Allmerica Investments, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

                (2) Registered Representatives/Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

                (3) Sales Agreements with broker-dealers were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and are incorporated by reference herein.

                (4) Agreements with broker-dealer were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and are incorporated by reference herein.

                (5) Commission Schedule was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

                (6) General Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

                (7) Career Agents Agreement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (D)  POLICY.

                (1) Policy and initial Policy endorsements were previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and are incorporated by reference herein. The following endorsements were previously filed on February 27, 19978 in Post-Effective Amendment No. 8 of this Registration Statement on Form S-6, and are incorporated by reference herein.

                (2) Paid-Up Life Insurance Option Endorsement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

                (3) Preferred Loan Endorsement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

                (4) 403(b) Life Insurance Policy Endorsement was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

                (5) Guaranteed Death Benefit Rider was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (E)  APPLICATION.

                Application was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 of this Registration Statement on Form S-6, and is incorporated by reference herein.

     (F)  DEPOSITOR'S CERTIFICATE OF INCORPORATION AND BYLAWS.

                Articles of Incorporation and Bylaws, as amended of the Company, effective as of October 1, 1995 were previously filed on September 29, 1995 in Post-Effective Amendment No. 5 of this Registration Statement on Form S-6, and are incorporated by reference herein.

     (G)  REINSURANCE CONTRACTS.

          (1) Reinsurance contract dated January 1, 2001 among First Allmerica Financial Life Insurance Company and General & Cologne Life Re of America was previously filed on February 10, 2003in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (2) Reinsurance contract dated January 1, 2001 among Allmerica Financial Life Insurance and Annuity Company and Reinsurance Company of Missouri, Inc. was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (3) Reinsurance contract dated July 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (4) Reinsurance contract dated April 1, 2000 among First Allmerica Financial Life Insurance Company and Munich American Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (5) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Security Life of Denver Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466,
                and is incorporated by reference herein.

          (6) Reinsurance contract dated January 1, 2000 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America (Swiss Re) was previously on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (7) Reinsurance contract dated November 1, 1999 among First Allmerica Financial Life Insurance Company and RGA Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (8) Reinsurance contract dated January 1, 1999 among First Allmerica Financial Life Insurance Company and AXA Re Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (9) Reinsurance contract dated January 1, 1998 among Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (10) Reinsurance contract dated April 1, 1996 among First Allmerica Financial Life Insurance Company and Transamerica Occidental Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (11) Reinsurance contract dated March 1, 1996 among First Allmerica Financial Life Insurance Company and Northwestern National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (12) Reinsurance contract dated March 1, 1996 among First Allmerica Financial Life Insurance Company and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (13) Reinsurance contract dated November 22, 1995 among First Allmerica Financial Life Insurance Company and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (14) Reinsurance contract dated January 1, 1995 among State Mutual Life Assurance Company of America and Life Reinsurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (15) Reinsurance contract dated January 1, 1994 among State Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (16) Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company of America and Life Reassurance Corporation of America was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (17) Reinsurance contract dated January 1, 1993 among State Mutual Life Assurance Company and The Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (18) Reinsurance contract dated February 26, 1991 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (19) Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed in on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (20) Reinsurance contract dated May 1, 1989 among State Mutual Life Assurance Company of America and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (21) Reinsurance contract dated July 1, 1986 among State Mutual Life Assurance Company of America and General American Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (22) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company of America and The Lincoln National Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (23) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Connecticut General Life Insurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

          (24) Reinsurance contract dated August 1, 1983 among State Mutual Life Assurance Company and Cologne Life Reinsurance Company was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No.
                33-57792/811-7466, and is incorporated by reference herein.

     (H)  PARTICIPATION AGREEMENTS.

                (1) Form of Amendment dated May 1, 2003 to the Allmerica Investment Trust Participation Agreement was previously filed on April 28, 2003 in Post-Effective Amendment No. 18 of Registration No. 33-57792/811-8130 on Form N-6, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed on April 12, 2000 in Post-Effective Amendment No.

                     14 on Form S-6, and is incorporated by reference herein.

                (2) Amendment dated May 1, 2001 to the Fidelity VIP Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 on Form S-6, and is incorporated by reference herein.

                (3) Amendment dated October 1, 2001 to the Fidelity VIP II Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund II, as amended, was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 on Form S-6, and is incorporated by reference herein.

                (4) Amendment dated May 1, 2001 to the Delaware Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with Delaware Group Premium Fund, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 11 on Form S-6, and is incorporated by reference herein.

                (5) Amendment to Schedule A dated October 1, 2000 to the T. Rowe Price International Series, Inc. Participation Agreement was previously filed on April 27, 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 on Form S-6, and is incorporated by reference herein.

                (6) Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 9 on Form S-6, and is incorporated by reference herein. Fidelity Service Agreement, effective as of November 1, 1995, was previously filed on April 30, 1996 in Post-Effective Amendment No. 6 on Form S-6, and is incorporated by reference herein.

                (7) Service Agreement with Rowe Price-Fleming International, Inc. was previously filed on April 16, 1998 in Post-Effective Amendment No. 12 on Form S-6, and is incorporated by reference herein.

                (8) Amendment dated February 25, 2000 to the Janus Aspen Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement between the Company and Janus Distributors, Inc. dated May 27, 1999 was previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein.

                (9) Amendment dated May 1, 2002 to the Franklin Templeton Participation Agreement was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Participation Agreement between the Company and Franklin Templeton Variable Insurance Products Trust dated March 1, 2000 was previously filed in Pre-Effective Amendment No. 1 of

                     Registration No. 333-93031/811-09631 on Form S-6, and is incorporated by referenced herein.

                (10) Amendment dated May 1, 2002 to the Alliance Amended and
                     Restated Participation Agreement was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 333-57792/811-7466, and is incorporated by reference herein. Merger and Consolidated Agreement and Amended and Restated Participation Agreement with Alliance were previously filed in April 2001 in Post-Effective Amendment No. 4 of Registration No. 333-84879/811-09529 on Form S-6, and are incorporated by reference herein.

                (11) Amendment dated October 31, 2001 to the INVESCO
                     Participation Agreement was previously filed on April 26, 2002 in Post-Effective Amendment No. 5 of Registration No. 333-84879/811-09529 on Form S-6, and is incorporated by reference herein. Participation Agreement dated March 21, 2000 between the Company and INVESCO Variable Investments Funds, Inc. were previously filed in April 2002 in Post-Effective Amendment No. 15 of Registration Statement No. 33-57792/811-7466 on Form S-6, and are incorporated by reference herein.


                (12) Form of Participation Agreement dated January 2, 2006 between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co, and Allmerica Financial Life Insurance and Annuity Company is filed herewith.


     (I)  ADMINISTRATIVE CONTRACTS.

                (1) Service Agreement dated March 1, 2001 between Boston Financial Data Services, Inc. and Allmerica Financial Life Insurance and Annuity Company for lockbox and mailroom services was previously filed in February 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is incorporated by reference herein.

                (2)  Directors' Power of Attorney is filed herewith.


                (3) Third Party Agreement (TPA) between Security Benefit Life Insurance Co, Security Distributors, Inc and The Goldman Sachs Group, Inc. is filed herewith.

                (4) Form of Administrative Services Agreement dated January 2, 2006 between the Company and Goldman Sachs Variable Insurance Trust is filed herewith.

                (5) Work Assignment between Security Benefit Life Insurance Co, Security Distributors, Inc and the Company is filed herewith.

                (6) Form of Transition Services Agreement dated December 30, 2005 between The Hanover Insurance Group, Inc., First Allmerica Financial Life Insurance Company, and Allmerica Financial Life Insurance and Annuity Company, and The Goldman Sachs Group, Inc. is filed herewith.

                (7) Form of Restructuring Agreement between First Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company is filed herewith.

                (8) Form of Goldman Sachs Variable Insurance Trust (the "Trust") Service Agreement is filed herewith.

     (J)  OTHER MATERIAL CONTRACTS.

                Not Applicable.

     (K)  LEGAL OPINION.

                Opinion of Counsel is filed herewith.

     (L)  ACTUARIAL OPINION.

                Not Applicable. The Registration Statement does not include illustrations.

     (M)  CALCULATION.

                Not Applicable. The Registration Statement does not include illustrations.

     (N)  OTHER OPINIONS.


                Consent of Independent Registered Public Accounting Firm will be filed by Post-Effective Amendment.


     (O)  OMITTED FINANCIAL STATEMENTS.

                Financial Statements included in Part B
                Financial Statements for Allmerica Financial Life Insurance and Annuity Company and

                Financial Statements for the VEL II Account of Allmerica Financial Life Insurance and Annuity Company will be filed by Post-Effective Amendment.


     (P)  INITIAL CAPITAL AGREEMENTS.

                Not Applicable.

     (Q)  REDEEMABILITY EXEMPTION.

                Not Applicable. Any such disclosures are included in the prospectus and/or SAI.

ITEM 28.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The principal business address of all the following Directors and Officers is:

     85 Broad Street
     New York, NY  10004


                             OFFICERS OF THE COMPANY


NAME                                     POSITION WITH COMPANY
-----                                    ---------------------
Allan S. Levine                          Chairman of the Board

John J. Fowler                           Vice President and Chief Financial Officer

Nicholas Helmuth von Moltke              Director, Vice President, and Chief Operating Officer

John W. McMahon                          Director

Timothy J. O'Neill                       Director

Marc A. Spilker                          Director

Samuel Ramos                             Vice President and Secretary

Michael A. Reardon                       Director, President, and Chief Executive Officer

Amol Sagon Naik                          Vice President and Treasurer

Alan Akihiro Yamamura                    Vice President and Chief Risk Officer

Margot K. Wallin                         Vice President and Chief Compliance Officer


ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT


The following are significant subsidiaries of The Goldman Sachs Group, Inc. and the states or jurisdictions in which they are organized. Indentation indicates the principal parent of each subsidiary. Except as otherwise specified, in each case The Goldman Sachs Group, Inc. owns, directly or indirectly, at least 99% of the voting securities of each subsidiary. The names of particular subsidiaries have been omitted because, considered in the aggregate as a single subsidiary, they would not constitute, as of the end of the year covered by this report, a "significant subsidiary" as that term is defined in Rule 1-02(w) of Regulation S-X under the Securities Act of 1934.

All information will be completed and filed by Post-Effective Amendment.

                          THE GOLDMAN SACHS GROUP, INC.



                                                             STATE OF JURISDICTION
ENTITY NAME                                                      OF ENTITY           DESCRIPTION OF BUSINESS
-----------                                                  ----------------------  -----------------------
The Goldman Sachs Group, Inc.                                     Delaware          Firm's ultimate parent company and firmwide
                                                                                    funding vehicle; non-regulated.
  Goldman, Sachs & Co.                                            New York          SEC registered broker/dealer; broker/dealer
                                                                                    which engages in proprietary and agency
                                                                                    transactions in the fixed income, equity and
                                                                                    currency markets; is principal provider of the
                                                                                    Firm's Investment Banking services.
  American Gas Royalty Trust
  Goldman Sachs Paris Inc. et Cie                                  France           Activities : IBD, Equities, GSAM, derivatives
                                                                                    with Mexican counterparts. Regulated by the
                                                                                    Commission Bancaire.
  Muni Tic Toc Series Trust Consolidated
  Goldman Sachs (Asia) Finance Holdings L.L.C.                    Delaware          Holding company of Goldman Sachs (Asia)
                                                                                    Finance.
    Beijing Gao Hua Securities Company Limited
         Goldman Sachs Gao Hua Securities Company Limited
    Goldman Sachs (Asia) Finance                                  Mauritius         Non-regulated company which trades currency,
                                                                                    equity and fixed income products in the
                                                                                    Hong Kong market.  Exempt dealer status under
                                                                                    Hong Kong Securities Ordinance.
              Astoria Investments Ventures, Inc.
              Express Investments III Private Ltd.
  GS Power Holdings LLC                                           Delaware          Entity set-up to acquire Cogentrix Energy Inc.
  Goldman Sachs (UK) L.L.C.                                       Delaware          Non-regulated holding company for Goldman Sachs
                                                                                    Group Holdings (U.K.)
    Signum Limited
    Goldman Sachs Group Holdings (U.K.)                        United Kingdom       Holding company.  Owns 100% of Fleet Trade; 100%
                                                                                    of Goldman Sachs International Bank; and
                                                                                    minority interest in a number of UK entities.
         Amagansett UK Limited
         Goldman Sachs International Bank                      United Kingdom       London based bank involved in loan origination,
                                                                                    secondary dealing in bank loans and related
                                                                                    activities
         Goldman Sachs Holdings (U.K.)                         United Kingdom       Non-regulated holding company for U.K. entities.
              Goldman Sachs International                      United Kingdom       Broker/dealer which engages in proprietary and
                                                                                    agency transactions in the fixed income, equity,
                                                                                    and currency markets; provides Investment
                                                                                    banking services in Europe.
              Goldman Sachs Asset Management International     United Kingdom       Offers equity, fixed income portfolio and mutual
                                                                                    fund management services in London.
  GS Linden Power Holdings LLC                                    Delaware          Consolidated financials for six entities
                                                                                    acquired as part of the Linden acquisition.
  Goldman Sachs Mortgage Company                                  New York          Purchases and sells residential and commercial
                                                                                    mortgages for its own account.
  GS Financial Services L.P. (Del)                                Delaware          Financing and holding company for various GS
                                                                                    entities.
    GS Diversified Investments Ltd
         Rothmill Investment Company
    GS Global Funding, Inc.                                       Delaware          Investment vehicle/holding company for
                                                                                    structured investments.
         GSGF Investments Inc.
              Forres LLC
    Senna Investments (Ireland) Limited
    NJLQ (Ireland) Limited                                        Ireland           Entity participating in non-performing loans.
    JLQ LLC
    Best II Investments (Delaware) L.L.C.
         Triumph Investments (Ireland) Limited
         Triumph III Investments (Ireland) Limited
    GS Global Investments, Co.                                    Delaware          Investor in preferred securities.
         GS Global Investments III Trust
              GS Global Investments II, Limited
    Restamove Ireland Limited                                     Delaware          Holding company formed in connection with a
                                                                                    structured repo transaction.
    GSFS Investments I Corp.                                      Delaware          Investment vehicle/holding company for
                                                                                    structured investments.
         GS WIND HOLDINGS LLC
    Archon International, Inc.
         Archon Group Italia, S.r.l.
         Delmora Bank GmbH
    Goldman Sachs Capital Investments Limited
    Goldman Sachs Investments (Mauritius) I Limited
    Goldman Sachs Capital Markets, L.P.                           Delaware          Non-regulated entity which trades various fixed
                                                                                    income derivative products with customers and
                                                                                    affiliates.
         William Street Equity LLC                                Delaware          Entity invests in William Street Funding
                                                                                    Corporation in exchange for equity and mezzanine
                                                                                    securities.
              William Street Funding Corporation                  Delaware          Provide sources of liquidity for potential
                                                                                    funding of commitments initiated in William
                                                                                    Street Commitment Corporation.
    Wyndham Investments I Ltd
         Wyndham Investments II Ltd
              ACP Partnership Services
  Goldman Sachs (Japan) Ltd.                                British Virgin Islands  Tokyo based broker/dealer which engages in proprietary, market making and agency
                                                                                    transactions in fixed income, equity and
                                                                                    financial futures markets; maintains seats on
                                                                                    various exchanges.
    Goldman Sachs Japan Holdings, Ltd.
  J. Aron Holdings, L.P.                                          Delaware          General partner of J. Aron & Company.
     J. Aron & Company                                            New York          Dealer in petroleum, metals (precious & base),
                                                                                    grain and coffee/cocoa in the spot and forward
                                                                                    markets and foreign currency options and
                                                                                    maintains seats on various commodity exchanges
                                                                                    worldwide; commodities dealer.
         Goldman Sachs Futures (Asia) Limited
         Goldman Sachs Foreign Exchange (Singapore) Pte.
              Goldman Sachs (Singapore) Pte.
              Goldman Sachs Futures Pte Ltd
              J. Aron & Company (Singapore) Pte.
  Goldman Sachs Asset Management, L.P.                            Delaware          Offers wide range of  investment advisory
                                                                                    services and is holding company for Goldman
                                                                                    Sachs Asset Management Japan Limited.
    Goldman Sachs Asset Management Co., Ltd.                       Japan            Established in connection with obtaining a
                                                                                    mutual fund license in Japan.
  GSEM (Del) Inc.                                                 Delaware          General partner for GS Equity Market, L.P.
                                                                                    (Bermuda).
    GSEM (Del) LLC                                                Delaware          Holding company for GS Equity Market, L.P.
                                                                                    (Bermuda).
         GS Equity Markets, L.P. (Bermuda)                        Bermuda           Proprietary trader of Structured Equity
                                                                                    Products.
  Goldman Sachs (Cayman) Holding Company                       Cayman Islans        Holding company for Goldman, Sachs & Co. oHG,
                                                                                    Goldman, Sachs & Co. Bank, Goldman Sachs
                                                                                    (Cayman) Trust Limited, GS Asia LLC, Goldman
                                                                                    Sachs Global Services II Limited, and GS Asia
                                                                                    Pacific LLC.
    Goldman, Sachs & Co. oHG


                                                             STATE OF JURISDICTION
ENTITY NAME                                                      OF ENTITY           DESCRIPTION OF BUSINESS
-----------                                                  ----------------------  -----------------------
    Goldman, Sachs & Co. Bank
    Goldman Sachs (Asia) L.L.C.                                   Delaware          Formed to assume Goldman Sachs (Asia) Securities
                                                                                    Limited's non-exchange business in Hong Kong.
                                                                                    Also has a representative in Bangkok, Thailand.
    Goldman Sachs Global Services II Limited
         Goldman Sachs Services (B.V.I.) Limited
  MLQ Investors, L.P.                                             Delaware          Holds certain mortgage properties for
                                                                                    liquidation.
    Lime Green Co., Ltd.
    Toriizaka Kaihatsu Co., Ltd.
    Jupiter Investment Co., Ltd.                                   Japan            Holds Haseko and MyPrint shares and other
                                                                                    equities.
    Bay Wind Realty Finance (Cayman) Company
    Societa' Acquisizione e Rifinanziamento Crediti Srl
    Goldman Sachs Commercial Mortgage Capital, L.P.
    Linden Wood IIS Ltd.
         Linden Wood IIS TK
              CMA Co., Ltd.
    Linden Wood, Ltd.
         Linden Wood TK
    Goldman Sachs Realty Japan Ltd.
         Kawasaki Holdings Co., Ltd.
         Real Estate Creation Fund Co., Ltd.
              Real Estate Creation Fund TK
         Goldman Sachs Credit Partners (Japan), Ltd.
         Blue Daisy Co., Ltd.
         Nihon Endeavor Fund Co., LTD.
              Nihon Endeavor Fund TK
    Solar Wind II Ltd.
         Solar Wind II TK
    Solar Wind Ltd.
         Solar Wind TK
    South Wind Realty Finance (Cayman) Company
  Goldman Sachs Credit Partners L.P.                              Bermuda           Non-regulated entity established to trade
                                                                                    emerging market loans and senior bank loans.
  Goldman Sachs Financial Markets, L.P.                           Delaware          OTC derivatives dealer.
  Goldman Sachs Holdings (Netherlands) B.V.
    Goldman Sachs Mitsui Marine Derivative Products, L.P.
  GS Hull Holding, Inc.
    The Hull Group, L.L.C.
         SLK-Hull Derivatives LLC
  MTGLQ Investors, L.P.                                           Delaware          To invest in and hold non-performing real estate
                                                                                    assets and loans.
    ELQ Investors, LTD.                                        United Kingdom       Holding company for non-performing debt
                                                                                    investments.
         PMF-1, Ltd.
         GS European Opportunities Investment Fund B.V.1         Netherlands        Purchase through its subsidiaries fixed income
                                                                                    securities and portfolio of investments.
              GS European Strategic Investment Group B.V.1      Netherlands         Purchase and originate publicly and privately
                                                                                    issued fixed income securities.
    MLQ-MLL, LLC
    SSIG SPF One LQ, LLC                                          Delaware          Opportunity fund will be in distressed credit
                                                                                    investing space. The fund will be actively
                                                                                    managed.
         REP PEB Realty, L.L.C.
         DAC Holdings I, L.L.C.
  GS Capital Partners 2000 Employee Fund, L.P.
  Goldman Sachs Headquarters LLC
  GS Mehetia LLC                                                  Delaware          Parent company of GS Mehetia Holdings Inc.
    Mehetia Holdings Inc.                                         Delaware          Parent company of Luge LLC, Mehetia Inc and
                                                                                    Carrera2 LLC.
         Mehetia Inc.                                             Delaware          Formed in connection with a third party funding
                                                                                    transaction.
  SLK LLC                                                         New York          General partner of Goldman Sachs Execution &
                                                                                    Clearing, L.P. (f/k/a Spear, Leeds & Kellogg,
                                                                                    LP.)
    Goldman Sachs Execution & Clearing, L.P.                      New York          Broker Dealer (SEC File No. 8-00526),
                                                                                    proprietary trading, and customer business
                                                                                    clearing firm.
         SLK Index Specialists L.L.C.
         Spear, Leeds & Kellogg Specialists LLC                   New York          NYSE stock specialist firm on 2 stocks in Dow
                                                                                    Jones and 17 stocks in the S&P 500.
  GS European Performance Fund Limited                            Ireland           To purchase and originate publicly and privately
                                                                                    issued fixed income securities.
  GSJC 30 Hudson Urban Renewal L.L.C.
  Goldman Sachs Property Management
  Goldman Sachs Specialty Lending Holdings, Inc.
  Stone Street Pep Technology Fund 2000, L.P.
  GS Ayco Holding LLC
    The AYCO Company L.P.
  Special Situations Investing Group, Inc.
  Ares Finance S.r.l.
  William Street Credit Corporation
  Goldman Sachs JBWere Financial Markets Pty Ltd
  Goldman Sachs Specialty Lending Holdings, Inc. II
  William Street Commitment Corporation
  GSJC Land L.L.C.
  Goldman Sachs London Property Limited
  Goldman Sachs Canada Inc.
  Archon Group, L.P.
  The Goldman Sachs Trust Company
  Goldman Sachs Hedge Fund Strategies LLC
  Federal Boulevard, L.L.C.
  Pearl Street Insurance Company                                     VT
  Columbia Capital Life Reinsurance Company                          SC
    Charleston Capital Reinsurance, LLC                              SC
  Arrow Reinsurance Company Limited                               Bermuda
  Arrow Capital Reinsurance Company Limited                       Bermuda
  Goldman Sachs Risk Brokers, Inc.
  Goldman Sachs Risk Services L.L.C.
  Goldman Sachs Risk Advisors, L.P.                               Bermuda
    Arrow Capital Risk Services Limited                           Bermuda
  Allmerica Financial Life Insurance and Annuity Company             MA
    Allmerica Financial Management Services, Inc.                    MA



(1)  These entities are 25% owned by the Norinchukin Trust & Banking Ltd.

ITEM 30.  INDEMNIFICATION

     RULE 484 UNDERTAKING - Article VIII of Registrant's Bylaws provides: "Each Director and each Officer of the Corporation, whether or not in office, (and his executors or administrators), shall be indemnified or reimbursed by the Corporation against all expenses actually and necessarily incurred by him in the defense or reasonable settlement of any action, suit, or proceeding in which he is made a party by reason of his being or having been a Director or Officer of the Corporation, including any sums paid in settlement or to discharge judgment, except in relation to matters as to which he shall be finally adjudged in such action, suit, or proceeding to be liable for negligence or misconduct in the performance of his duties as such Director or Officer; and the foregoing right of indemnification or reimbursement shall not affect any other rights to which he may be entitled under the Articles of Incorporation, any statute, bylaw, agreement, vote of stockholders, or otherwise."

     Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public Policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.  PRINCIPAL UNDERWRITERS

     (A) VeraVest Investments, Inc. also acts as a principal underwriter for the following:

                - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO and Allmerica Select Separate Account of Allmerica Financial Life Insurance and Annuity Company

                - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.

     (B) The Principal Business Address of each of the following Directors and Officers of VeraVest Investments, Inc. is 440 Lincoln Street, Worcester, Massachusetts 01653.


          NAME                                         POSITION OR OFFICE WITH UNDERWRITER
          ----                                         -----------------------------------
          Charles F. Cronin                            Vice President, Secretary/Clerk and Group Counsel

          Claudia J. Eckels                            Vice President

          Mary Anne Gay                                Anti-Money Laundering Officer and Chief Compliance Officer

          J. Kendall Huber                             Director

          Kathleen M. Loftus                           Vice President

          Mark C. McGivney                             Director and Treasurer

          K. David Nunley                              Vice President

          Marilyn T. Smith                             Director

          Paula J. Testa                               President, Chief Executive Officer, Chief Operating Officer

     (C) As indicated in Part B (Statement of Additional Information), in response to Item 17, there were no commissions retained by VeraVest Investments, Inc., the principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2005. No other commissions or other compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


ITEM 32.  LOCATION OF ACCOUNTS AND RECORDS


     Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder, are maintained by the Company at 440 Lincoln Street, Worcester, Massachusetts. Effective on or about June 30, 2006, such services will be provided by Security Benefit Life Insurance Company at One Security Benefit Place, Topeka, Kansas.


ITEM 33.  MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

ITEM 34. FEE REPRESENTATION (pursuant to Section 26(e) of the Investment Company Act of 1940)

     The Company hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Worcester, and Commonwealth of Massachusetts, on the 21st day of February, 2006.


                                VEL II ACCOUNT OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                         By: /s/ Samuel Ramos
                            ---------------------------------------------

                             Samuel Ramos, Vice President and Secretary


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURES                                TITLE                                                          DATE
----------                                -----                                                          ----
/s/ John J. Fowler                        Vice President and Chief Financial Officer                     February 21, 2006
-----------------------------------
John J. Fowler

Allan S. Levine*                          Chairman of the Board
-----------------------------------

Nicholas Helmuth von Moltke*              Director, Vice President, and Chief Operating Officer
-----------------------------------

John W. McMahon*                          Director
-----------------------------------

Timothy J. O'Neill*                       Director
-----------------------------------

Marc A. Spilker*                          Director
-----------------------------------

/s/ Samuel Ramos                          Vice President and Secretary
-----------------------------------
Samuel Ramos

Michael A. Reardon*                       Director, President, and Chief Executive Officer
-----------------------------------

Amol Sagon Naik*                          Vice President and Treasurer
-----------------------------------

Alan Akihiro Yamamura*                    Vice President and Chief Risk Officer
-----------------------------------

Margot K. Wallin*                         Vice President and Chief Compliance Officer
-----------------------------------



*Samuel Ramos, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Power of Attorney dated February 20, 2006 duly executed by such persons.


/s/ Samuel Ramos
-----------------------------------
Samuel Ramos, Attorney-in-Fact
(33-57792)

                             FORM N-6 EXHIBIT TABLE


Exhibit (I)(2)    Directors' Power of Attorney

Exhibit (H)(12)   Form of Participation Agreement dated January 2, 2006 between
                  Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co,
                  and Allmerica Financial Life Insurance and Annuity Company

Exhibit (I)(3)    Third Party Agreement (TPA) between Security Benefit Life
                  Insurance Co, Security Distributors, Inc and The Goldman Sachs
                  Group, Inc.

Exhibit (I)(4)    Form of Administrative Services Agreement dated January 2,
                  2006 between the Company and Goldman Sachs Variable Insurance
                  Trust

Exhibit (I)(5)    Work Assignment between Security Benefit Life Insurance Co,
                  Security Distributors, Inc and the Company

Exhibit (I)(6)    Form of Transition Services Agreement (TSA) dated December 30,
                  2005 between The Hanover Insurance Group, Inc., First
                  Allmerica Financial Life Insurance Company, and Allmerica
                  Financial Life Insurance and Annuity Company, and The Goldman
                  Sachs Group, Inc.

Exhibit (I)(7)    Form of Restructuring Agreement between First Allmerica
                  Financial Life Insurance Company and Allmerica Financial Life
                  Insurance and Annuity Company

Exhibit (I)(8)    Form of Goldman Sachs Variable Insurance Trust (the "Trust")
                  Service Agreement

Exhibit (K)       Opinion of Counsel